
                                                                   EXHIBIT 10.34

                         AGREEMENT AND PLAN OF MERGER

                                     among

                        TARGETED GENETICS CORPORATION,

                                 GENOVO, INC.,

                          TGC ACQUISITION CORPORATION

                                      and

                                 BIOGEN, INC.

                                August 8, 2000




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                               TABLE OF CONTENTS
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ARTICLE ONE.....................................................................................................    1

1.       The Merger.............................................................................................    1

         1.1      The Merger....................................................................................    1

         1.2      Closing; Effective Time.......................................................................    2

         1.3      Effect of the Merger..........................................................................    2

         1.4      Certificate of Incorporation; Bylaws..........................................................    2

         1.5      Directors and Officers........................................................................    2

         1.6      Effect on Capital Stock.......................................................................    2

         1.7      Surrender of Certificates.....................................................................    8

         1.8      No Further Ownership Rights in Genovo Capital Stock...........................................   10

         1.9      Tax and Accounting Consequences...............................................................   10

         1.10     Taking of Necessary Action; Further Action....................................................   10

         1.11     Withholding...................................................................................   10

         1.12     Lost, Stolen or Destroyed Certificates........................................................   11

         1.13     Stock Transfer Books..........................................................................   11

ARTICLE TWO.....................................................................................................   11

2.       Representations and Warranties of Genovo...............................................................   11

         2.1      Organization; Subsidiaries or Affiliates......................................................   12

         2.2      Certificate of Incorporation and Bylaws.......................................................   12

         2.3      Capital Structure.............................................................................   12

         2.4      Authority.....................................................................................   13

         2.5      No Conflicts; Required Filings and Consents...................................................   14

         2.6      Financial Statements..........................................................................   14

         2.7      Absence of Undisclosed Liabilities............................................................   15

         2.8      Absence of Certain Changes....................................................................   15

         2.9      Litigation....................................................................................   16

         2.10     Permits; No Default; Company Products; Regulation.............................................   17

         2.11     Title to Property.............................................................................   17

         2.12     Intellectual Property.........................................................................   18

         2.13     Environmental Matters.........................................................................   20

         2.14     Taxes.........................................................................................   21
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         2.15     Employee Benefit Plans........................................................................   23

         2.16     Certain Agreements Affected by the Merger.....................................................   25

         2.17     Employee Matters..............................................................................   25

         2.18     Material Contracts............................................................................   25

         2.19     Interested Party Transactions.................................................................   27

         2.20     Insurance.....................................................................................   27

         2.21     Minute Books..................................................................................   27

         2.22     Brokers' and Finders' Fees....................................................................   27

         2.23     Vote Required.................................................................................   27

         2.24     Board Approval................................................................................   28

         2.25     Opinion of Financial Advisor..................................................................   28

ARTICLE 2A......................................................................................................   28

2A.      Representations and Warranties of Biogen...............................................................   28

         2A.1     Organization; Authority.......................................................................   28

         2A.2     Biogen Shares.................................................................................   28

         2A.3     No Conflicts; Required Filings and Consents...................................................   29

         2A.4     Brokers or Agents.............................................................................   29

         2A.5     Voting Agreement; Lockup Agreement............................................................   29

ARTICLE THREE...................................................................................................   29

3.       Representations and Warranties of Targeted and Merger Sub..............................................   29

         3.1      Organization, Standing and Power..............................................................   29

         3.2      Capital Structure.............................................................................   30

         3.3      Authority.....................................................................................   31

         3.4      No Conflict; Required Filings and Consents....................................................   32

         3.5      SEC Documents; Financial Statements...........................................................   32

         3.6      Absence of Undisclosed Liabilities............................................................   33

         3.7      Absence of Certain Changes....................................................................   33

         3.8      Absence of Litigation.........................................................................   34

         3.9      Governmental Authorization....................................................................   34

         3.10     Compliance With Laws..........................................................................   34

         3.11     Broker's and Finders' Fees....................................................................   34

                                      -ii-

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         3.12     Tax Matters...................................................................................   35

         3.13     Intellectual Property.........................................................................   35

         3.14     Merger Subsidiary.............................................................................   36

         3.15     Sufficient Funds..............................................................................   36

         3.16     No Vote Required..............................................................................   36

         3.17     Board Approval................................................................................   36

ARTICLE FOUR....................................................................................................   36

4.       Conduct Before the Effective Time......................................................................   36

         4.1      Conduct of Genovo.............................................................................   36

         4.2      Conduct of Business of Targeted...............................................................   39

         4.3      No Solicitation...............................................................................   40

         4.4      Notices.......................................................................................   41

ARTICLE FIVE....................................................................................................   41

5.       Additional Agreements..................................................................................   41

         5.1      Efforts and Further Assurances................................................................   41

         5.2      Consents; Cooperation.........................................................................   42

         5.3      Access to Information.........................................................................   44

         5.4      Confidentiality...............................................................................   44

         5.5      Public Disclosure.............................................................................   44

         5.6      FIRPTA........................................................................................   45

         5.7      State Statutes................................................................................   45

         5.8      Blue Sky Laws.................................................................................   45

         5.9      Listing of Additional Shares..................................................................   45

         5.10     Information Statement; Stockholder Approval...................................................   45

         5.11     Special Meeting of Stockholders...............................................................   46

         5.12     Voting Agreements; Lockup Agreements..........................................................   46

         5.13     Maintenance of Genovo Indemnification Obligations.............................................   47

         5.14     Reorganization Treatment......................................................................   48

         5.15     Board of Directors............................................................................   48

         5.16     Obligations of Merger Sub.....................................................................   49

         5.17     Biogen Demand Notes...........................................................................   49
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         5.18     Escrow Agreement..............................................................................   49

         5.19     Registration of Shares........................................................................   49

ARTICLE SIX.....................................................................................................   54

6.       Conditions to the Merger...............................................................................   54

         6.1      Conditions to Obligations of Each Party to Effect the Merger..................................   54

         6.2      Conditions to Obligations of Genovo...........................................................   55

         6.3      Conditions to the Obligations of Targeted and Merger Sub......................................   56

ARTICLE SEVEN...................................................................................................   58

7.       Termination, Amendment and Waiver......................................................................   58

         7.1      Termination...................................................................................   58

         7.2      Effect of Termination.........................................................................   60

         7.3      Expenses and Termination Fees.................................................................   60

         7.4      Amendment.....................................................................................   61

         7.5      Extension; Waiver.............................................................................   62

ARTICLE EIGHT...................................................................................................   62

8.       Escrow and Indemnification.............................................................................   62

         8.1      Survival of Representations and Warranties....................................................   62

         8.2      Indemnification by Genovo Stockholders........................................................   62

         8.3      Damages Threshold.............................................................................   63

         8.4      Escrow Fund; Escrow Agreement.................................................................   63

         8.5      Escrow Period.................................................................................   64

         8.6      Distributions; Voting.........................................................................   65

         8.7      Method of Asserting Claims; Resolution of Conflicts...........................................   65

         8.8      Stockholders' Representative; Power of Attorney...............................................   65

         8.9      Adjustment to Escrow..........................................................................   66

         8.10     Third-Party Claims............................................................................   66

         8.11     University of Pennsylvania Amendment..........................................................   67

ARTICLE NINE....................................................................................................   68

9.       General Provisions.....................................................................................   68

         9.1      Expenses......................................................................................   68

         9.2      Notices.......................................................................................   68
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9.3      Headings......................................................................................   70

9.4      Counterparts..................................................................................   70

9.5      Entire Agreement; Nonassignability; Parties in Interest.......................................   70

9.6      Severability..................................................................................   71

9.7      Remedies Cumulative...........................................................................   71

9.8      Governing Law.................................................................................   71

9.9      Rules of Construction.........................................................................   71

9.10     Amendments and Waivers........................................................................   71

9.11     Specific Performance..........................................................................   71

9.12     Joint and Several Liability...................................................................   72

9.13     Interpretation................................................................................   72

Exhibit A      Distribution  Schedule
Exhibit B      Form  of Notice of Exercise
Exhibit C      Genzyme Assumption Agreement
Exhibit D      Genovo Disclosure Memorandum
Exhibit E      Targeted  Disclosure Memorandum
Exhibit F      Biogen  Agreements
Exhibit G      Form of Voting Agreement
Exhibit H      Form  of  Lockup  Agreement
Exhibit I      Form  of  Genovo  Tax Certificates
Exhibit J      Form of Escrow Agreement
Exhibit K      Wilson Letter Agreement
Exhibit L      Form of Aguiar Employment and Consulting Agreement
Exhibit M      Form of Key Employee Agreements
Exhibit N      Escrow Fund Allocation
Exhibit O      University of Pennsylvania License Agreements

                         AGREEMENT AND PLAN OF MERGER
                         ----------------------------

     This Agreement and Plan of Merger (this "Agreement") is made and entered
                                              ---------
into as of August 8, 2000, by and among Targeted Genetics Corporation, a Washington corporation ("Targeted"), TGC Acquisition Corporation, a Delaware
                         --------
corporation and a direct wholly owned subsidiary of Targeted ("Merger Sub"),
                                                               ----------
Genovo, Inc., a Delaware corporation ("Genovo"), and Biogen, Inc., a
                                       ------
Massachusetts corporation ("Biogen").
                            ------

                                   RECITALS
                                   --------

     A. The Boards of Directors of Genovo, Targeted, Merger Sub and Biogen believe it is in the best interests of their respective companies and their respective shareholders that Merger Sub be merged with and into Genovo (the "Merger") in accordance with the Delaware General Corporation Law (the "DGCL")
 ------                                                                 ----
and in accordance with the terms and subject to the conditions set forth in this Agreement. Pursuant to the Merger, each share of Genovo Capital Stock (as defined in Section 1.6(a) of this Agreement) outstanding at the Effective Time (as defined in Section 1.2 of this Agreement) shall be converted into the right to receive shares of common stock, par value $0.01 per share, of Targeted (the "Targeted Common Stock") and each option to purchase Genovo Capital Stock
 ---------------------
outstanding at the Effective Time shall be converted into the right to receive options to purchase Targeted Common Stock, on the terms and conditions set forth in this Agreement.

     B. Each of Genovo, Targeted, Merger Sub and Biogen desires to make certain representations and warranties and other agreements in connection with the Merger.

     C. For United States federal income tax purposes, the parties intend that the Merger contemplated by this Agreement qualify as a tax-free "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations promulgated under Section
              ----
368(a).

                                   AGREEMENT
                                   ---------

     In consideration of the foregoing premises and the mutual representations, warranties and covenants of the parties set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows:

                                  ARTICLE ONE

     1.  The Merger.
         ----------

         1.1  The Merger.  At the Effective Time (as defined in Section 1.2 of
              ----------
this Agreement) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the DGCL, Merger Sub shall be merged with and into Genovo, at which time the separate corporate existence of Merger Sub shall cease and Genovo shall continue as the surviving corporation of the Merger (the "Surviving Corporation").
             ---------------------

          1.2  Closing; Effective Time.  Upon the terms and subject to the
               -----------------------
conditions of this Agreement, the closing of the Merger (the "Closing") shall
                                                              -------
take place at 10:00 a.m. on a date (the "Closing Date") that shall be the fifth
                                         ------------
business day after the satisfaction or waiver (subject to applicable Law (as defined in Section 1.11 of this Agreement)) of each of the conditions set forth in Article Six of this Agreement, other than those conditions that by their nature are to be satisfied at the Closing (but subject to the fulfillment or waiver of those conditions), at the offices of Orrick, Herrington & Sutcliffe LLP, 701 Fifth Avenue, Suite 6500, Seattle, Washington 98104, or at such other time, date or place as agreed to in writing by the parties to this Agreement. In connection with the Closing, subject to the conditions of this Agreement, the parties to this Agreement shall cause the Merger to be consummated by filing a certificate of merger complying with the DGCL with the Secretary of State of the state of Delaware (the "Certificate of Merger") on the Closing Date. The Merger
                        ---------------------
shall become effective upon the filing of the Certificate of Merger with the Secretary of State or at such later time as is agreed by Targeted and Genovo and specified in the Certificate of Merger (the "Effective Time," and such date, the
                                             --------------
"Effective Date").
 --------------

          1.3  Effect of the Merger.  At the Effective Time, the effect of the
               --------------------
Merger shall be as provided in this Agreement, the Certificate of Merger and the DGCL. At the Effective Time, all the property, rights, privileges, powers, immunities and franchises of Genovo and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations and duties of Genovo and Merger Sub shall become the debts, liabilities, obligations and duties of the Surviving Corporation.

          1.4  Certificate of Incorporation; Bylaws.
               ------------------------------------

          (a) At the Effective Time, the certificate of incorporation of Genovo, as in effect immediately before the Effective Time, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided by the DGCL and such certificate of incorporation, provided that such certificate of incorporation shall be amended as soon as practicable after the Effective Time to be substantially equivalent to the certificate of incorporation of Merger Sub in effect immediately before the Effective Time.

          (b) At the Effective Time, the bylaws of Merger Sub, as in effect immediately before the Effective Time, shall be the bylaws of the Surviving Corporation until thereafter amended as provided by the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws.

          1.5  Directors and Officers.  From and after the Effective Time, the
               ----------------------
directors and officers of Merger Sub immediately before the Effective Time shall be the directors and officers of the Surviving Corporation, in each case until their successors are duly elected or appointed and qualified in accordance with the DGCL and the certificate of incorporation and bylaws of the Surviving Corporation.

          1.6  Effect on Capital Stock.  As of the Effective Time, by virtue of
               -----------------------
the Merger and without any action on the part of Merger Sub, Genovo or any of their respective stockholders, the following shall occur:

          (a)  Conversion of Genovo Capital Stock.  All shares of each class of
               ----------------------------------
common stock, par value $0.001 per share (the "Genovo Common Stock"), and each
                                               -------------------
series of preferred stock, par value $0.001 per share (the "Genovo Preferred
                                                            ----------------
Stock," and together with the Genovo Common Stock, the "Genovo Capital Stock"),
-----                                                   --------------------
of Genovo issued and outstanding at the Effective Time (other than any shares to be cancelled pursuant to Section 1.6(b) and any Dissenting Shares (as defined in subsection (f) of this Section 1.6)) shall be converted and exchanged for that number of duly authorized, validly issued, fully paid and nonassessable shares of Targeted Common Stock set forth in the distribution schedule attached to this Agreement as Exhibit A (the "Distribution Schedule"), which Distribution
             ---------       ---------------------
Schedule shall be amended as of the second business day preceding the Closing as provided in subsection (c)(iv)(B) of this Section 1.6; provided, however, that neither (i) the aggregate number of shares of Targeted Common Stock that (A) the holders of Genovo Capital Stock immediately before the Effective Time (the "Genovo Stockholders") are entitled to receive in the Merger, (B) the holders of
 -------------------
options to purchase Genovo Capital Stock immediately before the Effective Time (the "Genovo Optionholders") are entitled to receive upon the exercise of
      --------------------
options to purchase Targeted Common Stock received in the Merger and (C) the holders of each series of Genovo Preferred Stock not electing to be subject to the Common Stock Exchange Ratio (as defined below) are entitled to receive in the Merger (such aggregate number of shares of Targeted Common Stock, the "Merger Consideration") nor (ii) the Common Stock Exchange Ratio shall be
 --------------------
affected. The Merger Consideration shall be distributed among (x) the holders of each class of Genovo Common Stock, in the amounts set forth opposite such holders' names and at the conversion ratio applicable to Genovo Common Stock set forth in the Distribution Schedule (the "Common Stock Exchange Ratio"), (y) the
                                         ---------------------------
holders of each series of Genovo Preferred Stock, in the amounts set forth opposite such holders' names on the Distribution Schedule and (z) the Genovo Optionholders, in the amounts set forth opposite such holders' names on the Distribution Schedule and at the Common Stock Exchange Ratio. In addition to the Merger Consideration, at the Effective Time, by virtue of the Merger and without any action by the parties to this Agreement, the holders of Genovo Common Stock and the Genovo Optionholders shall receive the nontransferable, uncertificated contractual right to receive, as additional Merger Consideration, additional shares of Targeted Common Stock or additional shares of Targeted Common Stock subject to Roll-Over Options (as defined in Section 1.6(c) (i) of this Agreement), respectively, contingent upon the occurrence of the conditions set forth in Section 1.6(h) of this Agreement (the "Contingent Merger
                                                -----------------
Consideration"). All shares of Genovo Capital Stock, when so converted, shall no
-------------
longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Genovo Capital Stock shall cease to have any rights with respect to those shares, except the right to receive for such shares, upon the surrender of such certificate, the shares of Targeted Common Stock and cash in lieu of any fractional share of Targeted Common Stock, in accordance with subsection (g) of this Section 1.6, without interest.

          (b)  Cancellation of Genovo Capital Stock Owned by Targeted or Genovo.
               ----------------------------------------------------------------
At the Effective Time, all shares of Genovo Capital Stock that are owned by Genovo as treasury stock and each share of Genovo Capital Stock owned by Targeted or any direct or indirect wholly owned subsidiary of Targeted at the Effective Time shall automatically be cancelled and extinguished and shall cease to exist, and no shares of Targeted Common Stock or other consideration shall be paid or delivered in exchange for such Genovo Capital Stock.

          (c)  Treatment of Genovo Stock Options.
               ---------------------------------

               (i) Effective immediately before the Effective Time, each option to purchase Genovo Common Stock (a "Genovo Stock Option") that has been
                                           -------------------
issued under Genovo's 1998 Stock Option Plan, as amended (the "Genovo Stock
                                                               ------------
Option Plan"), before the Effective Time and that remains outstanding
-----------
immediately before the Effective Time, whether or not vested, shall automatically become fully vested and exercisable (an "Accelerated Option"),
                                                       ------------------
without any action on the part of the holder of such Genovo Stock Option, Targeted, Genovo or the Surviving Corporation, unless the holder of such Genovo Stock Option, Targeted and Genovo shall agree in writing that such Genovo Stock Option shall not so accelerate. Each Accelerated Option held by any holder (a "Continuing Employee") other than James M. Wilson and Robert K. Dresing (each, a
 -------------------
"Consultant") shall, to the extent not exercised before the Effective Time, be
 ----------
converted at the Effective Time into the right to receive an option to purchase Targeted Common Stock in accordance with subsection (iii) of this Section 1.6(c) (a "Roll-Over Option"), without any action on the part of such Continuing
    ----------------
Employee, Targeted, Genovo or the Surviving Corporation. Any Accelerated Options held by a Consultant shall not be converted into the right to receive options to purchase Targeted Common Stock and, to the extent not exercised by such Consultant before the Effective Time, shall be cancelled at the Effective Time in accordance with Section 1.6(c)(ii) of this Agreement.

               (ii) Genovo shall provide to each holder of a Genovo Stock Option, together with a copy of the Information Statement described in Section
5.10 of this Agreement, a notice of the proposed Merger and a form of Notice of Exercise, substantially in the form attached to this Agreement as Exhibit B (the
                                                                  ---------
"Notice of Exercise"). Each holder of a Genovo Stock Option who desires to
 ------------------
exercise Accelerated Options in whole or in part before the Merger shall deliver to Genovo, and Genovo shall deliver to Targeted, on or before the fourth business day before the Closing, a completed Notice of Exercise with respect to those Accelerated Options such holder elects to exercise before the Merger together with payment, either in cash (or check) or in shares of Genovo Common Stock as provided in the Genovo Stock Option Plan, in the amount of the exercise price for such Accelerated Options. At the Effective Time, all Accelerated Options held by Continuing Employees for which Genovo has not timely received a Notice of Exercise and payment of the exercise price shall become Roll-Over Options, and all Accelerated Options held by Consultants for which Genovo has not timely received a Notice of Exercise and payment of the exercise price shall be cancelled and extinguished by virtue of the Merger, without any action on the part of any holder of such Accelerated Options, Targeted, Genovo or the Surviving Corporation.

               (iii) Each Roll-Over Option shall be fully vested and shall have the expiration date applicable to such Genovo Stock Option immediately before the Effective Time, except as otherwise agreed in writing by the holder of such Roll-Over Option. Subject to subsection (v) of this Section 1.6(c), such Roll-Over Option shall be exercisable for that number of whole shares of Targeted Common Stock equal to the product of (A) the number of shares of Genovo Common Stock that were issuable upon exercise of the corresponding Genovo Stock Option immediately before the Effective Time multiplied by (B) the Common Stock Exchange Ratio (rounded down to the nearest whole share), and the per-share exercise price for the shares of Targeted Common Stock issuable upon exercise of such Roll-Over Option shall be equal to the quotient obtained by dividing (Y) the exercise price of the corresponding Genovo Stock

Option in effect immediately before the Effective Time by (Z) the Common Stock Exchange Ratio (rounded up to the nearest whole cent). All other terms and conditions to which such Roll-Over Option shall be subject, including any provisions relating to the effect on such Roll-Over Option of termination of the holder's employment relationship with Targeted, shall be as provided in a new stock option plan to be created by Targeted pursuant to Section 5.20 of this Agreement governing the terms of all Roll-Over Options (the "Roll-Over Stock
                                                             ---------------
Option Plan"), which terms and conditions shall be substantially similar to
-----------
those of the Targeted Stock Option Plan, as currently in effect (subject to the adjustments required by Section 1.6(c) after giving effect to the Merger and the terms of the Genovo Stock Option Plan).

               (iv) Genovo shall provide to Targeted on the second business day immediately preceding the Closing:

                    (A) an amended Schedule 1.6(c) to the Genovo Disclosure Memorandum (as defined below), which shall set forth as of such date a true and complete list of all holders of outstanding Genovo Stock Options, including for each holder (1) the total number of shares of Genovo Common Stock subject to Genovo Stock Options held by such holder, (2) the number of shares subject to Accelerated Options that such holder has elected to exercise and (3) if such holder is a Continuing Employee, the number of shares of Targeted Common Stock subject to Genovo Stock Options that will become Roll-Over Options and the exercise price per share and term of each such Genovo Stock Option; and

                    (B) an amended Distribution Schedule, which shall set forth as of such date (1) the number of shares of Targeted Common Stock to be distributed as of the Effective Time to each Genovo Stockholder (including Consultants and Continuing Employees who have elected to exercise all or a portion of their Accelerated Options before the Merger) and (2) the number of shares of Targeted Common Stock that will be issuable to each Continuing Employee pursuant to the exercise of Roll-Over Options by such Continuing Employee after the Effective Time.

               (v) The parties intend that each Roll-Over Option qualify after the Effective Time as an incentive stock option (as defined in Section 422 of the Code) to the extent such Roll-Over Option qualified as an incentive stock option before the Effective Time and, provided that the Targeted shareholders approve the Roll-Over Stock Option Plan in accordance with applicable law, the provisions of this Section 1.6(c) shall be applied consistent with such intent. The number of shares subject to, the exercise price of or the terms and conditions of exercise of such Roll-Over Option shall be adjusted, if necessary, to comply with Section 424(a) of the Code.

               (vi) As soon as practicable after the Effective Time, but in no event more than 30 days after the Effective Time, Targeted shall deliver to each holder of a Roll-Over Option a letter agreement evidencing the conversion of such holder's Accelerated Option into a Roll-Over Option and setting forth the terms and conditions of such Roll-Over Option.

          (d)  Capital Stock of Merger Sub.  At the Effective Time, each share
               ---------------------------
of Common Stock of Merger Sub issued and outstanding immediately before the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of Common Stock of the Surviving Corporation. Each stock certificate of Merger Sub evidencing ownership of any such shares shall continue to evidence ownership of the share of common stock of the Surviving Corporation.

          (e)  Adjustments.  The number of shares that each Genovo Stockholder
               -----------
is entitled to receive in the Merger, as set forth in the Distribution Schedule, shall be equitably adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Targeted Common Stock), reorganization, recapitalization or other like change with respect to Genovo Capital Stock or Targeted Common Stock occurring after the date of this Agreement and having a record or effective date before the Effective Time.

          (f)  Dissenters' Rights.
               ------------------

               (i) Notwithstanding any provision of this Agreement to the contrary, any issued and outstanding shares of Genovo Capital Stock ("Dissenting
                                                                      ----------
Shares") held by a Genovo Stockholder who has demanded appraisal of such shares
------
in accordance with Section 262 of the DGCL and as of the Effective Time has neither effectively withdrawn nor lost his, her or its right to appraisal of such shares (each such Genovo Stockholder, a "Dissenting Holder"), shall not be
                                              -----------------
converted into or represent a right to receive Targeted Common Stock (and cash in lieu of any fractional share) pursuant to Section 1.6(a) of this Agreement, and such Dissenting Holder shall be entitled to only such rights with respect to the Dissenting Shares as are granted under Section 262 of the DGCL.

               (ii) Each Dissenting Holder who, pursuant to the provisions of the DGCL, becomes entitled to payment of the fair value for his, her or its Dissenting Shares shall receive payment for such shares ("Paid Dissenting
                                                          ---------------
Shares"), but only after such value shall have been agreed upon or finally
------
determined by a court of competent jurisdiction pursuant to the DGCL.

               (iii) In the event the Paid Dissenting Shares represent in the aggregate more than 5% of the number of shares of Genovo Capital Stock (calculated on an as-converted and fully diluted basis) issued and outstanding immediately before the Effective Time, any amount paid by Targeted or the Surviving Corporation to any Dissenting Holder or Holders for Paid Dissenting Shares in excess of the value (as determined below) such Dissenting Holder(s) would have received in the Merger for such Paid Dissenting Shares shall constitute "Excess Payments"; provided, however, that in the event the Paid
            ---------------
Dissenting Shares represent in the aggregate more than 7% of the number of shares of outstanding Genovo Capital Stock (calculated on an as-converted and fully diluted basis), any amount paid for Paid Dissenting Shares in excess of such 7% shall not constitute Excess Payments, and neither Targeted nor the Surviving Corporation shall have any recourse to the Escrow Fund (as defined in Section 8.4(a) of this Agreement) or otherwise to the Genovo Stockholders pursuant to this Agreement for such amount. Each of Targeted and Genovo agree that an amount equal to one-half of the Excess Payments shall constitute Damages (as defined in Section 8.2 of this Agreement) and, subject to Section 8.3 of this Agreement, Targeted shall be entitled to recover from the Escrow Fund that number of Indemnification Escrow Shares (as defined in Section 8.4(a) of this Agreement) with a value equal to such amount, as provided in Article Eight of this Agreement. For purposes of this subsection (iii), the value a Dissenting Holder would have received in the Merger for his, her or its Paid Dissenting Shares shall be deemed to be the product obtained by multiplying (A) the aggregate number of shares of Targeted Common Stock such Dissenting Holder would have been entitled to receive in the Merger, as set forth on the Distribution Schedule, if she, he or it were not a Dissenting Holder by (B) the Merger Price (as defined in subsection (g) of this Section 1.6). Each of Targeted and Genovo acknowledges and agrees that the portion of the Excess Payments constituting Damages for purposes of the indemnification provisions of Article Eight of this Agreement constitute an adjustment to the total consideration payable to the Genovo Stockholders in connection with the Merger.

               (iv) Notwithstanding the provision of subsection (i) of this
Section 1.6(f), if any Dissenting Holder who demands appraisal of his, her or its shares of Genovo Capital Stock under Section 262 of the DGCL shall effectively withdraw or lose his, her or its right to appraisal, then as of the later of the Effective Time and the occurrence of such withdrawal or loss of such rights to appraisal, Targeted shall issue and deliver, upon surrender by such holder of certificate or certificates representing shares of Genovo Capital Stock, the number of shares of Targeted Common Stock to which such holder would have otherwise been entitled to receive in the Merger, as set forth in the Distribution Schedule, less the number of shares issuable to such Dissenting Holder that shall be deposited in the Escrow Fund pursuant to Article Eight of this Agreement.

          (g)  Fractional Shares.  No certificate representing a fraction of a
               -----------------
share of Targeted Common Stock shall be issued upon the surrender of any Certificate (as defined in Section 1.7(c)(i) of this Agreement). Each holder of shares of Genovo Capital Stock exchanged pursuant to the Merger who would otherwise be entitled to receive a fraction of a share of Targeted Common Stock (after aggregating all fractional shares of Targeted Common Stock to be received by that holder) shall receive from Targeted, in lieu of such fractional share, an amount of cash (rounded up to the nearest whole cent), without interest, equal to the product obtained by multiplying (i) such fractional portion of a share of Targeted Common Stock by (ii) the average of the last reported sales prices of Targeted Common Stock on the Nasdaq National Market for the 30 consecutive trading days immediately preceding and including the date that is two trading days immediately preceding this Agreement ($12.8495, the "Merger
                                                                      ------
Price").
-----

          (h)  Contingent Merger Consideration Related to Genzyme Option
               ---------------------------------------------------------
Exercise.
--------

               (i)  In the event that Genzyme Corporation ("Genzyme") exercises
                                                            -------
its First Assumed Option (as defined in Section 1 of the Genzyme Assumption Agreement, in the form attached to this Agreement as Exhibit C (the "Genzyme
                                                     ---------       -------
Assumption Agreement"), pursuant to which Targeted shall assume, on the terms
--------------------
and conditions set forth in the Genzyme Assumption Agreement, the obligations of Genovo under the Stock Purchase Agreement between Genzyme and Genovo, dated as of August 30, 1999 (the "Genzyme Stock Purchase Agreement"), with respect to
                         --------------------------------
certain options granted by Genovo to Genzyme), for a number of shares greater than or equal to the quotient obtained by dividing $3,000,000 by the exercise price of the options to purchase Targeted Common Stock granted to Genzyme pursuant to the Genzyme Assumption Agreement (the "Genzyme Options"), Targeted
                                                   ---------------
shall, as additional

Merger Consideration under this Agreement, issue to each holder of Genovo Common Stock and increase the number of shares of Targeted Common Stock subject to Roll-Over Options held by each Genovo Optionholder, on a pro rata basis according to the aggregate number of shares of Genovo Common Stock either held by such holder as of the Effective Time or subject to Genovo Stock Options held by such holder as of the Effective Time, that number of shares of Targeted Common Stock equal to one-half of the difference obtained by subtracting (A) the number of shares purchased by Genzyme pursuant to the First Assumed Option from
(B) the number of shares purchasable by Genzyme pursuant to the First Assumed Option.

               (ii) In the event that Genzyme does not exercise or exercises less than all of its Second Assumed Option (as defined in Section 1 of the Genzyme Assumption Agreement), Targeted shall, as additional Merger Consideration, issue to each holder of Genovo Common Stock and increase the number of shares of Targeted Common Stock subject to Roll-Over Options held by each Genovo Optionholder, on a pro rata basis according to the aggregate number of shares of Genovo Common Stock either held by such holder as of the Effective Time or subject to Genovo Stock Options held by such holder as of the Effective Time, that number of shares equal to one-half of the difference obtained by subtracting (A) the number of shares purchased by Genzyme pursuant to the Second Assumed Option from (B) the number of shares of Common Stock purchasable by Genzyme pursuant to the Second Assumed Option.

               (iii) Neither Genzyme nor any other Genovo Stockholder or Genovo Optionholder shall have any further right with respect to or any interest in any shares subject to the unexercised portion of the First Assumed Option or the Second Assumed Option, as applicable, that are not issued to the holders of Genovo Common Stock or subject to Roll-Over Options held by Genovo Optionholders pursuant to subsection (i) or (ii) of this Section 1.6(h).

          1.7  Surrender of Certificates.
               -------------------------

          (a)  Exchange Agent. ChaseMellon Shareholder Services, LLC shall act
               --------------
as the exchange agent (the "Exchange Agent") in the Merger.
                            --------------

          (b)  Targeted to Provide Common Stock and Cash in Lieu of Fractional
               ---------------------------------------------------------------
Shares. Promptly after the Effective Time, but in no event more than 10 days
------
thereafter, Targeted shall make available to the Exchange Agent for exchange in accordance with this Article One, through such reasonable procedures as Targeted may adopt, (i) the shares of Targeted Common Stock issuable pursuant to Section 1.6(a) less the number of shares of Targeted Common Stock to be deposited into the Escrow Fund pursuant to Article Eight of this Agreement and (ii) cash in an amount sufficient to permit the payment of cash in lieu of fractional shares of Targeted Common Stock pursuant to Section 1.6(g) of this Agreement.

          (c)  Exchange Procedures.
               -------------------

               (i) Promptly after the Effective Time, but in no event more than 10 days after the Effective Time, the Surviving Corporation shall cause to be mailed to each holder of record of a certificate or certificates (the "Certificates") that immediately before the Effective Time represented
 ------------
outstanding shares of Genovo Capital Stock that were converted into the right to receive shares of Targeted Common Stock (and any cash in lieu of fractional shares of Targeted Common Stock) pursuant to Section 1.6(a) of this Agreement:

                    (A) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon receipt of the Certificates by the Exchange Agent, and which shall be in such form and have such other provisions as Targeted may reasonably specify, and

                    (B) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Targeted Common Stock (and cash in lieu of any fractional shares of Targeted Common Stock and any dividends or distributions payable pursuant to Section 1.7(f) of this Agreement).

               (ii) Upon surrender of a Certificate for cancellation to the Exchange Agent (or to such other agent or agents as may be appointed by Targeted), together with the letter of transmittal, duly completed and validly executed, the holder of such Certificate shall be entitled to receive in exchange for such Certificate (A) a certificate representing the number of whole shares of Targeted Common Stock the holder is entitled to receive in the Merger, as set forth in the Distribution Schedule, less the number of shares of Targeted Common Stock to be issued to such holder and deposited in the Escrow Fund on such holder's behalf pursuant to Article Eight of this Agreement, (B) payment in lieu of any fractional share of Targeted Common Stock that such holder has the right to receive pursuant to Section 1.6(g) of this Agreement and (C) any dividends or distributions payable pursuant to Section 1.7(f) of this Agreement, and the Certificate so surrendered shall be cancelled. Until so surrendered, from and after the Effective Time each outstanding Certificate will be deemed, for all corporate purposes (subject to Section 1.7(f)), to evidence the ownership of the number of whole shares of Targeted Common Stock into which such shares of Genovo Capital Stock shall have been so converted and the right to receive an amount in cash in lieu of any fractional share of Targeted Common Stock.

          (d)  No Liability. Notwithstanding anything to the contrary in this
               ------------
Section 1.7, none of the Exchange Agent, the Surviving Corporation or any party to this Agreement shall be liable to any individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (each, a "Person") for any amount properly paid to any
                                ------
court, administrative agency or commission or other governmental authority or instrumentality (each, a "Governmental Entity") pursuant to any applicable
                          -------------------
abandoned property, escheat or similar law.

          (e)  Dissenting Shares. The provisions of this Section 1.7 shall also
               -----------------
apply to Dissenting Shares that lose their status as such, except that the obligations of Targeted under this Section 1.7 shall commence on the date of loss of such status and such former Dissenting Holder shall be entitled to receive in exchange for his, her or its Dissenting Shares the number of shares of Targeted Common Stock to which such former Dissenting Holder is entitled pursuant to Section 1.6(a) of this Agreement.

          (f)  Distributions With Respect to Unexchanged Shares. No dividends or
               ------------------------------------------------
other distributions with respect to Targeted Common Stock having a record date on or after the

Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the shares of Targeted Common Stock represented by such Certificate until the holder of record of such Certificate shall surrender such Certificate. Following surrender of any such Certificate, Targeted shall cause to be paid to the record holder of the certificate representing whole shares of Targeted Common Stock issued in exchange for such Certificate, without interest, at the time of such surrender, the amount of any such dividends or other distributions with a record date on or after the Effective Time payable (but for the provisions of this Section 1.7(f)) with respect to such shares of Targeted Common Stock.

          (g)  Transfers of Ownership. If any certificate for shares of Targeted
               ----------------------
Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange for the Targeted Common Stock is registered, it will be a condition of such issuance that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the Genovo Stockholder requesting such exchange will have paid to Targeted, or any agent designated by it, any transfer or other taxes required by reason of the issuance of a certificate for shares of Targeted Common Stock in any name other than that of the registered holder of the Certificate surrendered, or established to the satisfaction of Targeted, or any agent designated by it, that such tax has been paid or is not payable.

          1.8  No Further Ownership Rights in Genovo Capital Stock. All shares
               ---------------------------------------------------
of Targeted Common Stock issued in exchange for shares of Genovo Capital Stock in accordance with the terms of this Agreement (including any cash paid in lieu of fractional shares of Targeted Common Stock) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Genovo Capital Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Genovo Capital Stock that were outstanding immediately before the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article One.

          1.9  Tax and Accounting Consequences. The parties intend that the
               -------------------------------
Merger shall constitute a tax-free reorganization within the meaning of Section 368(a) of the Code.

          1.10 Taking of Necessary Action; Further Action. If at any time after
               ------------------------------------------
the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers, immunities and franchises of Genovo and Merger Sub, the officers and directors of Genovo and Merger Sub are fully authorized in the name of their respective corporations to take, and shall take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement or the DGCL.

          1.11 Withholding. Each of the Exchange Agent, Targeted and the
               -----------
Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any Genovo Stockholder such amounts as may be required to be deducted or withheld from such consideration under the Code or any provision of any applicable state, local or foreign order, writ, injunction, decree, law, statute, rule, ordinance or regulation (any of these, a "Law") relating to taxes. To the extent such
                                ---
amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Genovo Stockholder to whom such amounts would otherwise have been paid.

          1.12 Lost, Stolen or Destroyed Certificates. In the event any
               --------------------------------------
Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact (in form and substance reasonably satisfactory to Targeted) by the holder of such Certificate, such shares of Targeted Common Stock (and shall pay cash in lieu of any fractional shares) as may be issuable pursuant to Section 1.6(a); provided, however, that Targeted may, in its discretion and as a condition precedent to such issuance (and payment), require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as Targeted may reasonably direct as indemnity against any claim that may be made against Targeted, the Surviving Corporation or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

          1.13 Stock Transfer Books. The stock transfer books of Genovo shall be
               --------------------
closed immediately upon the Effective Time and there shall be no further registration of transfer of Genovo Capital Stock on the records of Genovo after the Effective Time.

                                  ARTICLE TWO

     In this Agreement, any reference to a "Material Adverse Effect" with
                                            -----------------------
respect to any Person means any event, change or effect that, when taken individually or together with all other adverse changes and effects, is or would reasonably be expected to be materially adverse to the financial condition, assets, business or results of operations of such Person and its subsidiaries, taken as a whole, or to prevent or materially delay consummation of the Merger or otherwise to prevent such Person and its subsidiaries from performing their obligations under this Agreement, provided that none of the following shall constitute a Material Adverse Effect: (a) any event, change or occurrence affecting Genovo's or Targeted's or any of Targeted's subsidiaries' businesses as a result of the announcement of the execution of this Agreement; (b) changes in general economic conditions; (c) any event, change or occurrence generally affecting the industries in which Genovo or Targeted and Targeted's subsidiaries operate; (d) in the case of Genovo or Biogen, any event, change or occurrence in Genovo's business after the date of this Agreement attributable solely to actions taken by Targeted; or (e) in the case of Targeted, any event, change or occurrence in Targeted's business after the date of this Agreement attributable solely to actions taken by Genovo or Biogen before the Effective Time.

     In this Agreement, any reference to Biogen's "knowledge" with respect to
                                                   ---------
Genovo means the actual knowledge of any representative of Biogen serving as a director on Genovo's board of directors. Subject to the foregoing, any reference to the "knowledge" of any other party means such party's actual
                  ---------
knowledge after due inquiry of officers, directors and other employees of such party reasonably believed to have knowledge of the matter in question.

     2.   Representations and Warranties of Genovo.
          ----------------------------------------

     Genovo represents and warrants to Targeted and Merger Sub as follows:

               2.1  Organization; Subsidiaries or Affiliates.
                    ----------------------------------------

               (a) Genovo is a corporation duly organized, validly existing and in good standing under the Laws of the state of Delaware. Genovo has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and as proposed to be conducted, except where the failure to have such power, authority and governmental approvals would not, individually or in the aggregate, have a Material Adverse Effect. Genovo is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not, individually or in the aggregate, have a Material Adverse Effect on Genovo.


               (b) Except as set forth in Schedule 2.1(b) of the disclosure document dated as of the date of this Agreement, attached to this Agreement as Exhibit D (the "Genovo Disclosure Memorandum"), Genovo does not directly or
---------       ----------------------------
indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, or otherwise control, any Person, and has no agreement or commitment to purchase any such interest.

               2.2  Certificate of Incorporation and Bylaws. Before the date of
                    ---------------------------------------
this Agreement, Genovo has delivered a true and correct copy of its certificate of incorporation and bylaws, each as amended to date, to Targeted. Genovo is not in violation of any of the material provisions of its certificate of incorporation or bylaws.

               2.3  Capital Structure.
                    -----------------

               (a) The authorized Genovo Capital Stock, all of which has a par value of $0.001 per share, consists of 5,770,989 shares of Class A Common Stock, of which 229,010.47 shares are issued and outstanding; 1,000,000 shares of Class B Common Stock, of which 93,000 shares are issued and outstanding; 1,000,000 shares of Class C Common Stock, of which 297,989.53 shares are issued and outstanding; 229,011 shares of Class D Common Stock, of which no shares are issued and outstanding; 2,000,000 shares of Series A Preferred Stock (the "Series A Preferred"), of which 408,254 shares are issued and outstanding;
 ------------------
300,000 shares of Series E Preferred Stock (the "Series E Preferred"), of which
                                                 ------------------
175,000 shares are issued and outstanding; and 519,861 shares of Series F Preferred Stock (the "Series F Preferred"), of which 122,750 shares are issued
                      ------------------
and outstanding. Schedule 2.3(a) of the Genovo Disclosure Memorandum sets forth as of the date of this Agreement a list of all of the holders of Genovo Capital Stock, the number and class of shares owned by each such holder and, if applicable, the number of shares of Genovo Common Stock into which each such holder's shares of Genovo Capital Stock are convertible. There are no other outstanding shares of Genovo Capital Stock or voting securities and no outstanding commitments to issue any shares of Genovo Capital Stock or voting securities, other than (i) pursuant to the exercise of Genovo Stock Options,
(ii) pursuant to the exercise by Genzyme of options granted pursuant to the Genzyme Stock Purchase Agreement and (iii) the issuance of Class B Genovo Common Stock pursuant to the letter of intent dated as of April 21, 1999, between Genovo and the Trustees of the University of Pennsylvania (the "Penn Letter").
                                                                -----------

               (b) All outstanding shares of Genovo Capital Stock are duly authorized, validly issued, fully paid and nonassessable and are free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders of such shares, and are not subject to preemptive rights or rights of first refusal created by statute, Genovo's certificate of incorporation or bylaws or, except as set forth in Schedule 2.3(b) of the Genovo Disclosure Memorandum, any agreement to which Genovo is a party or by which it is bound. All outstanding shares of Genovo Capital Stock were issued in compliance with all applicable federal and state securities Laws.

               (c) As of the date of this Agreement, Genovo has reserved 940,447 shares of Genovo Common Stock for issuance to employees and consultants pursuant to the Genovo Stock Option Plan, of which no shares have been issued pursuant to exercises of Genovo Stock Options, 917,441 shares are subject to outstanding Genovo Stock Options, and 23,006 shares remain available for issuance. Since May 31, 2000, Genovo has not issued or granted additional Genovo Stock Options. Schedule 2.3(c) of the Genovo Disclosure Memorandum sets forth as of the date of this Agreement the number and class of shares of Genovo Common Stock subject to each outstanding Genovo Stock Option, the name of the holder of such Genovo Stock Option and the applicable exercise price. The Genovo Stock Option Plan has been duly authorized and approved by Genovo's board of directors and duly approved by the requisite number of Genovo Stockholders, all in accordance with the provisions of the DGCL, Genovo's certificate of incorporation and the Genovo Stock Option Plan. True and complete copies of all agreements and instruments relating to or issued under the Genovo Stock Option Plan have been made available to Targeted and such agreements and instruments have not since been amended, modified or supplemented. Other than the amendments to the option letter agreements of Consultants described in Section 5.22 of this Agreement, there are no agreements or proposals to amend, modify or supplement any such agreement or instrument from the form made available to Targeted.

               (d) Except as disclosed in Schedule 2.3 of the Genovo Disclosure Memorandum and except for rights created pursuant to this Agreement, the options granted to Genzyme pursuant to the Genzyme Stock Purchase Agreement, the Genovo Stock Options disclosed in Schedule 2.3(c) and the Penn Letter, there are no other options, warrants, calls, rights, commitments, agreements or arrangements of any character to which Genovo is a party or by which Genovo is bound relating to the issued or unissued Genovo Capital Stock or obligating Genovo to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of Genovo Capital Stock or obligating Genovo to grant, extend, accelerate the vesting of, change the price of or otherwise amend or enter into any such option, warrant, call, right, commitment or agreement. Except as set forth in Schedule 2.3(d) of the Genovo Disclosure Memorandum and except for the Voting Agreement (as defined in Section 5.12(a) of this Agreement), there are no contracts, commitments or agreements relating to voting, purchase or sale of Genovo Capital Stock (i) between or among Genovo and any of the Genovo Stockholders and (ii) to Genovo's knowledge, between or among any of the Genovo Stockholders.

               2.4  Authority. Genovo has all requisite corporate power and
                    ---------
authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Genovo, subject only to the approval of the Merger by the Genovo Stockholders as contemplated by Section 6.1(a) of this Agreement and the filing of the Certificate of Merger pursuant to the DGCL. This Agreement has been duly executed and delivered by Genovo and, assuming due authorization, execution and delivery by Targeted, Merger Sub and Biogen, constitutes the valid and binding obligation of Genovo, enforceable against Genovo in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar Laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding at equity or at law).

               2.5  No Conflicts; Required Filings and Consents.
                    -------------------------------------------

               (a) The execution, delivery and performance of this Agreement by Genovo does not, and the consummation of the transactions contemplated by this Agreement will not, conflict with or result in any violation of or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under, (i) assuming compliance with or satisfaction of the conditions to the Merger set forth in Section 6.1(a) of this Agreement, any provision of Genovo's certificate of incorporation or bylaws, as amended; (ii) assuming compliance with the matters referred to in Section 2.5(b) of this Agreement, any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment or Law applicable to Genovo or any of its properties or assets; or (iii) assuming compliance with the matters referred to in Section 2.5(b) of this Agreement, any license, sublicense or agreement described in Schedule 2.12 of the Genovo Disclosure Memorandum, except in the case of clause (ii) or (iii) as would not, individually or in the aggregate, have a Material Adverse Effect on Genovo.

               (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Person or Governmental Entity is required by or with respect to Genovo in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, except for (i) the filing of the Certificate of Merger, as provided in Section 1.2 of this Agreement; (ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Securities Act of 1933, as amended (the "Securities
 ------------                                                     ----------
Act"), and applicable state securities Laws; (iii) such filings, if any, as may
---
be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"); (iv) such consents or approvals as are set forth in
              -------
Schedule 2.5(b) of the Genovo Disclosure Memorandum; (v) such other consents, authorizations, filings, approvals and registrations that, if not obtained or made, would not have a Material Adverse Effect on Genovo; (vi) such consents, approvals, orders, authorizations, registrations, declarations and filings that may be required solely by reason of Targeted's, Biogen's or Merger Sub's (as opposed to any other Person's) participation in the transactions contemplated by this Agreement; and (vii) filings and notices not required to be made or given until after the Effective Time.

               2.6  Financial Statements. Schedule 2.6 of the Genovo Disclosure
                    --------------------
Memorandum includes a true, correct and complete copy of Genovo's audited financial statements for each of the fiscal years ended June 30, 1999, 1998 and 1997, and its unaudited financial statements (balance sheet, statement of operations and statement of cash flows) at, as of and for the 12-month period ended June 30, 2000 (collectively, the "Financial Statements"). The Financial Statements have
                         --------------------
been prepared in accordance with United States generally accepted accounting principles ("GAAP") (except that the unaudited financial statements do not have
             ----
related notes) applied on a consistent basis throughout the periods indicated. The Financial Statements fairly present, in all material respects, the financial condition and operating results of Genovo as of the dates, and for the periods, indicated in the Financial Statements, subject to normal year-end audit adjustments. Genovo maintains and will maintain through the Closing a standard system of accounting established and administered in accordance with GAAP.

               2.7  Absence of Undisclosed Liabilities. Except as set forth in
                    ----------------------------------
Schedule 2.7 of the Genovo Disclosure Memorandum, Genovo has no material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than (i) those set forth in the Balance Sheet as of June 30, 2000 (the "Genovo Balance Sheet"), (ii) those incurred in the ordinary course of
           --------------------
business and not required to be set forth in the Genovo Balance Sheet under GAAP, (iii) those incurred in the ordinary course of business since the date of the Genovo Balance Sheet and consistent with past practice and (iv) those incurred in connection with the execution of this Agreement or the consummation of the transactions contemplated by this Agreement.

               2.8  Absence of Certain Changes. Except as set forth in Schedule
                    --------------------------
2.8 of the Genovo Disclosure Memorandum or as expressly contemplated by this Agreement, since June 30, 2000 (the "Genovo Balance Sheet Date") Genovo has, in
                                     -------------------------
all material respects, conducted its business in the ordinary course consistent with past practice and there has not been any:

               (a) amendment or change to Genovo's certificate of incorporation or bylaws;

               (b) capital expenditure or commitment by Genovo, in any individual amount exceeding $25,000, or in the aggregate, exceeding $100,000;

               (c) destruction of, damage to, or loss of any assets (including, without limitation, intangible assets), business or customer of Genovo (whether or not covered by insurance) that would constitute, individually or in the aggregate, a Material Adverse Effect on Genovo;

               (d) material change in accounting methods or practices (including any change in depreciation or amortization policies or rates, any change in policies in making or reversing accruals) or any revaluation by Genovo of any of its assets, except for any such change required by reason of a change in GAAP;

               (e) declaration, setting aside or payment of a dividend or other distribution in respect to Genovo Capital Stock, or any direct or indirect redemption, purchase or other acquisition by Genovo of Genovo Capital Stock, except for repurchases of Genovo Common Stock from terminated Genovo employees at the original per share purchase price of such shares;

               (f) (i) increase in the salary or other compensation payable or to become payable by Genovo to any of its officers, directors, employees or advisors, except in the ordinary course of business and consistent with past practice and except for merit increases in salaries of employees at regularly scheduled times and in customary amounts consistent with past practice; (ii) except as contemplated by this Agreement, the declaration, payment or commitment or obligation by Genovo for the payment by Genovo of a bonus or other additional salary or compensation to any such person; or (iii) the establishment of any bonus, insurance, deferred compensation, pension, retirement, profit sharing, stock option (including without limitation, the granting of stock options, stock appreciation rights or performance awards), stock purchase or other employee benefit plan;

               (g) sale, lease, license or other disposition of any of Genovo's assets or properties, except in the ordinary course of business and not in excess of $25,000 in the aggregate;

               (h) termination or material amendment of any Material Contract (as defined below), to which Genovo is a party or by which it is bound;

               (i) loan by Genovo to any person or entity, or guaranty by Genovo of any loan, except for (i) travel or similar advances made to employees in connection with their employment duties in the ordinary course of business, consistent with past practices and (ii) trade payables not in excess of $25,000 in the aggregate and in the ordinary course of business and consistent with past practices;

               (j) waiver or release of any right or claim of Genovo, including any write-off or other compromise of any account receivable, in excess of $25,000 in the aggregate;

               (k) issuance or sale by Genovo of any shares of Genovo Capital Stock, or securities exchangeable, convertible or exercisable for Genovo Capital Stock, or of any other securities of Genovo;

               (l) material change in pricing or royalties set or charged by Genovo to its customers or licensees or in pricing or royalties set or charged by persons who have licensed Intellectual Property to Genovo;

               (m) event or condition of any character that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on Genovo; or

               (n) agreement by Genovo or any officer or employee of Genovo on behalf of Genovo to do any of the things described in the preceding clauses (a) through (m), other than with respect to the transactions contemplated by this Agreement.

               2.9  Litigation. Except as set forth in Schedule 2.9 of the
                    ----------
Genovo Disclosure Memorandum, there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Entity, or, to Genovo's knowledge, threatened against Genovo or its officers or directors (in their capacities as such) that, if determined in a manner adverse to Genovo, would, individually or in the aggregate, have a Material Adverse Effect on Genovo. There is no judgment, decree or order against Genovo or, to the knowledge of Genovo, any of its directors or officers (in their capacities as such), that seeks to or would reasonably be expected to prevent, enjoin or materially alter or delay any of the transactions contemplated by this Agreement, or that would, individually or in the aggregate, have a Material Adverse Effect on Genovo.

               2.10  Permits; No Default; Company Products; Regulation.
                     -------------------------------------------------

               (a) Genovo has obtained all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders necessary for Genovo to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Genovo
                                                                          ------
Authorizations") and no suspension or cancellation of any Genovo Authorization
--------------
is pending or, to Genovo's knowledge, threatened, except where the failure to have any Genovo Authorization, or the suspension or cancellation of any Genovo Authorization, would not have a Material Adverse Effect on Genovo. Except as set forth in Schedule 2.10(a) of the Genovo Disclosure Memorandum, Genovo is not in conflict with, or in default or violation of, (i) any Laws applicable to Genovo or by which any property or asset of Genovo is bound or affected, (ii) any Genovo Authorization or (iii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Genovo is a party or by which Genovo or any property or asset of Genovo is bound or affected, except for any such conflict, default or violation that would not, individually or in the aggregate, have a Material Adverse Effect on Genovo.

               (b) Except as would not have a Material Adverse Effect on Genovo, since the Genovo Balance Sheet Date, Genovo has not received any written notices, citations or decisions by any Governmental Entity that any product currently under development or being produced or manufactured by Genovo (a "Product") is defective or fails to meet any applicable standards promulgated by
 -------
any such Governmental Entity. To its knowledge, Genovo has complied in all material respects with the Laws, policies, procedures and specifications promulgated by the United States Food and Drug Administration ("FDA") with
                                                                ---
respect to the design, development, manufacture, labeling, testing and inspection of the Products and the operation of manufacturing facilities. Genovo has not received a warning letter or Section 305 notice from the FDA.

               (c) Schedule 2.10(c) of the Genovo Disclosure Memorandum accurately sets forth a complete list of all Products.

               2.11  Title to Property.
                     -----------------

               (a) Genovo has good and marketable title to all properties, interests in properties and assets owned by Genovo, real and personal, reflected in the Genovo Balance Sheet or acquired after the Genovo Balance Sheet Date (except properties, interests in properties and assets sold or otherwise disposed of since the Genovo Balance Sheet Date in the ordinary course of business), and has valid leasehold interests in all properties and assets leased by Genovo, free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except (i) the lien of current Taxes (as defined in Section 2.14(a)(i) of this Agreement) not yet due and payable and Taxes that Genovo is contesting in good faith through appropriate proceedings, which proceedings are described in Schedule 2.14(e) of the Genovo Disclosure Memorandum, (ii) such imperfections of title, liens and easements as do not and will not materially detract from or interfere with the use of the properties subject to or affected by such title, liens or easements, or otherwise materially impair business operations involving such properties, and (iii) liens securing debt reflected on the Genovo Balance Sheet. Genovo's plants, property and equipment used in the operations of its business are in good operating condition and repair. All properties used in Genovo's operations are reflected in the Genovo Balance Sheet to the extent GAAP require the same to be reflected. Schedule 2.11(a) of the Genovo Disclosure Memorandum sets forth a true, correct and complete list of all real property owned or leased by Genovo, the name of the lessor, the date of the lease and each amendment to the lease and the aggregate annual rental and other fees payable under the lease. Such leases are in good standing, are valid and effective in accordance with their respective terms, and there is not under any such leases any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default) .

               (b) Schedule 2.11(b) of the Genovo Disclosure Memorandum sets forth a true, correct and complete list of all material equipment (the "Equipment") owned or leased by Genovo, and such Equipment is, taken as a whole,
 ---------
(i) adequate in all material respects for the conduct of Genovo's business, consistent with its past practice, and (ii) in good operating condition (except for ordinary wear and tear).

               2.12  Intellectual Property.
                     ---------------------

               (a) To Genovo's knowledge, Genovo owns, is licensed or otherwise possesses legally enforceable rights to make, use, sell, reproduce, modify and sublicense under all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, copyrights, and any applications for any of the foregoing, schematics, industrial models, inventions, technology, know-how, trade secrets, inventory, ideas, algorithms, processes, computer software programs or applications (in both source code and object code form) and associated intellectual property rights and tangible or intangible proprietary information or material ("Intellectual Property") that
                                                 ---------------------
are used or proposed to be used in Genovo's business as currently conducted (the "Genovo Intellectual Property"), except to the extent that the failure to have
 ----------------------------
such rights would not reasonably be expected to have a Material Adverse Effect on Genovo.

               (b)   Schedule 2.12(b) of the Genovo Disclosure Memorandum lists
(i) all patents and patent applications and all registered and material unregistered trademarks, trade names and service marks and registered and material unregistered copyrights included in the Genovo Intellectual Property, including the jurisdictions in which each such Genovo Intellectual Property right has been issued or registered or in which any application for such issuance and registration has been filed, (ii) all licenses, sublicenses and other agreements as to which Genovo is a party and pursuant to which any Person is authorized to use any Genovo Intellectual Property and (iii) all licenses, sublicenses and other agreements as to which Genovo is a party and pursuant to which Genovo is authorized to use any third-party patents, trademarks or copyrights, including software that are incorporated in, are or form a part of any Product or any potential product, or are otherwise relied upon by Genovo in conducting its business, except for Intellectual Property disclosed under the Sponsored Research Agreement, effective as of June 30, 1995, between Genovo and the University of Pennsylvania, but not optioned in Genovo's good faith business judgment. Except as set forth in Schedule 2.12(b), Genovo, to its knowledge, is the sole and exclusive owner, with all right, title and interest in and to (free and clear of any liens), or is exclusive or nonexclusive licensee of, the Genovo Intellectual Property, and has legally enforceable rights (and is not contractually obligated to pay any compensation to any Person with respect to such rights) to the use of such Genovo Intellectual Property or the material covered by such Genovo Intellectual Property in connection with Genovo's business, services or Products with respect to which the Genovo Intellectual Property is being used.

               (c) To Genovo's knowledge, there is no unauthorized use, disclosure, infringement or misappropriation of any Genovo Intellectual Property. Genovo has not brought against any Person any action, suit or proceeding for infringement of the Genovo Intellectual Property or breach of any license or agreement involving the Genovo Intellectual Property. Genovo has not entered into any agreement to indemnify any other Person against any charge of infringement of the Genovo Intellectual Property, other than indemnification provisions contained in agreements arising in the ordinary course of business or listed in Schedule 2.12(c). To Genovo's knowledge, all patents, trademarks, service marks and copyrights held by Genovo are valid and existing and, except as set forth in Schedule 2.12(c) of the Genovo Disclosure Memorandum, there is no assertion, threat or claim by any Person (or, to Genovo's knowledge, any basis for such an assertion, threat or claim) challenging the ownership, validity or effectiveness of any Genovo Intellectual Property. Genovo has not been sued in any suit, action or proceeding that involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any Person. To Genovo's knowledge, neither the conduct of Genovo's business as currently conducted or contemplated nor the manufacture, sale, licensing or use of any Product as now manufactured, sold or licensed or used, nor the use in any way of the Genovo Intellectual Property in the manufacture, use, sale or licensing by Genovo of any Product currently proposed, infringes on or will infringe or conflict with, in any way, any license or Intellectual Property of any Person in a way that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. There are no pending or, to Genovo's knowledge, threatened interference, re-examinations, oppositions or nullities involving any patents, patent rights or applications for patents of Genovo, except such as may have been commenced by Genovo. Except as set forth in Schedule 2.12(c), to Genovo's knowledge, there is no breach or violation of or threatened or actual loss of rights under any license agreement to which Genovo is a party.

               (d) To Genovo's knowledge, all employees and consultants who contributed to the discovery or development of any Genovo Intellectual Property purported to be owned by Genovo did so either (i) within the scope of his or her employment relationship such that, in accordance with applicable Law, all Intellectual Property arising from such employment relationship became the exclusive property of Genovo or (ii) pursuant to valid written agreements assigning to Genovo all Intellectual Property arising from his or her employment or consulting relationship.

               (e) Genovo has taken all commercially reasonable and appropriate steps to protect and preserve the confidentiality of all Genovo Intellectual Property not otherwise protected by patents, patent applications or copyright (the "Genovo Confidential Information") except as would not have a
                -------------------------------
Material Adverse Effect on Genovo. Genovo has a policy requiring each employee, consultant and independent contractor to execute proprietary information and confidentiality agreements substantially as set forth in Genovo's standard forms. All current (and, to the knowledge of Genovo and except as set forth in Schedule 2.12(e) of the Genovo Disclosure Memorandum, all former) employees, consultants and independent contractors of

Genovo have executed such an agreement. All use, disclosure or appropriation by or to another Person of the Genovo Confidential Information owned by Genovo has been pursuant to the terms of a written agreement between Genovo and such other Person, except as would not, individually or in the aggregate, have a Material Adverse Effect on Genovo. To Genovo's knowledge, all use, disclosure or appropriation of the Genovo Confidential Information not owned by Genovo has been pursuant to the terms of a written agreement between Genovo and the owner of such Genovo Confidential Information, or is otherwise lawful.

               2.13  Environmental Matters.
                     ---------------------

               (a)   The following terms shall be defined as follows:

                     (i)  "Environmental and Safety Laws" shall mean any
                           -----------------------------
federal, state or local Laws and policies that are intended to assure the protection of the environment, or that classify, regulate, call for the remediation of, require reporting with respect to, or list or define air, water, groundwater, solid waste, hazardous or toxic substances, materials, wastes, pollutants or contaminants; that regulate the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Materials or materials containing Hazardous Materials; or that are intended to assure the protection, safety and good health of employees, workers or other Persons, including the public.

                    (ii)  "Hazardous Materials" shall mean any toxic or
                           -------------------
hazardous substance, material or waste or any pollutant or contaminant, or infectious or radioactive substance or material, including those substances, materials and wastes defined in or regulated under any Environmental and Safety Laws; petroleum and petroleum products, including crude oil and any fractions thereof; natural gas, synthetic gas, and any mixtures thereof; radon; and asbestos.

                    (iii) "Property" shall mean all real property currently
                           --------
leased or owned by Genovo.

                    (iv)  "Facilities" shall mean all buildings and improvements
                           ----------
on the Property of Genovo.

               (b) Genovo represents and warrants as follows: (i) no methylene chloride or asbestos is contained in or has been used at or released from the Facilities; (ii) all Hazardous Materials and wastes used or generated at the Facilities have been disposed of in accordance with all Environmental and Safety Laws; (iii) Genovo has received no written notice or, to its knowledge, verbal notice, of any noncompliance of the Facilities or of its past or present operations with Environmental and Safety Laws; (iv) no written notices, administrative actions or suits are pending or threatened relating to Hazardous Materials or a violation of any Environmental and Safety Laws; (v) to Genovo's knowledge, it is not a potentially responsible party under the federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"),
                                                                       ------
or any state analog statute, arising out of events occurring before the Closing Date; (vi) there has not been for so long as Genovo has leased the Facilities, there is not now and, to Genovo's knowledge, there was not before Genovo leased the Facilities, any contamination, disposal, spilling, dumping, incineration, discharge, storage, treatment or handling of Hazardous Materials on, under or migrating to or from the Facilities or Property (including soils and surface and ground waters); (vii) to Genovo's knowledge, there have not been in the past, and are not now, any underground tanks or underground improvements at, on or under the Property (including treatment or storage tanks, sumps, or water, gas or oil wells); (viii) to Genovo's knowledge, there are no polychlorinated biphenyls ("PCBs") deposited,
                                                             ----
stored, disposed of or located on the Property or Facilities or any equipment on the Property containing PCBs at levels in excess of 50 parts per million; (ix) to Genovo's knowledge, there is neither formaldehyde on the Property or in the Facilities nor any insulating material containing urea formaldehyde in the Facilities; (x) to Genovo's knowledge, the Facilities and Genovo's uses and activities in the Facilities have at all times been in material compliance with all Environmental and Safety Laws as then in effect; and (xi) to Genovo's knowledge, Genovo is not liable under any Environmental and Safety Laws for any off-site contamination.

               2.14  Taxes.
                     -----

               (a) For purposes of this Section 2.14 and other provisions of this Agreement relating to Taxes, the following definitions shall apply:

                     (i)   The term "Taxes" shall mean all taxes, charges, fees,
                                     -----
levies or other similar assessments, including any interest, penalties or other additions to tax that may become payable with respect to such tax, imposed by any federal, territorial, state, local or foreign taxing authority.

                     (ii)  The term "Returns" shall mean all reports, estimates,
                                     -------
declarations, information statements, returns or other documents or information required to be filed with any taxing authority in connection with any Taxes.

               (b) Genovo has timely filed all material Returns required by applicable Law to be filed by or on behalf of Genovo before the date of this Agreement, and such Returns are true, complete and correct in all material respects. All Taxes shown to be payable on such Returns or on subsequent assessments with respect to such Returns have been paid in full on a timely basis, and no other Taxes that are material in amount are payable by Genovo with respect to items or periods covered by such Returns (whether or not shown on or reportable on such Returns).

               (c) The amount of Genovo's liabilities for unpaid Taxes for all periods through the date of the Financial Statements do not, in the aggregate, exceed the amount of the current liability accruals for Taxes reflected on the Financial Statements, and the Financial Statements properly accrue in accordance with GAAP all liabilities for Taxes of Genovo payable after the date of the Financial Statements attributable to transactions and events occurring before such date. No liability for Taxes of Genovo has been incurred (or before Closing will be incurred) since such date other than in the ordinary course of business.

               (d) Genovo has withheld and paid over all Taxes that are material in amount that required to have been withheld and paid over, and complied in all material respects with all information reporting and backup withholding in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party.

               (e) Genovo has not been at any time a member of an affiliated group of corporations filing consolidated, combined or unitary income or franchise tax returns for a period for which the statute of limitations for any Tax potentially applicable as a result of such membership has not expired, other than an affiliated group of which Genovo is the common parent.

               (f)   Genovo has provided to Targeted true and complete copies of
(i) relevant portions of income tax audit reports, statements of deficiencies, closing or other agreements received by or on behalf of Genovo relating to Taxes, and (ii) all federal, state and foreign income or franchise tax returns and any state sales and use tax Returns for or including Genovo, each for all periods since January 1, 1997.

               (g) No audit of the Returns of or including Genovo by a taxing authority is in process or, to Genovo's knowledge, pending or threatened in writing. No deficiencies exist or have been asserted in writing with respect to Taxes of Genovo, and Genovo has not received notice in writing that it has not filed a Return or paid Taxes required to be filed or paid. Genovo is not a party to any action or proceeding for assessment or collection of Taxes and, to Genovo's knowledge, no such event been asserted or, to Genovo's knowledge, threatened in writing against Genovo or any of its assets. No waiver or extension of any statute of limitations is in effect with respect to Taxes or Returns of Genovo.

               (h) Genovo is not (nor has it ever been) a party to any tax sharing, tax allocation, tax indemnity or similar agreement, written or oral. Since April 16, 1997, Genovo has not been a distributing corporation or a controlled corporation in a transaction described in Section 355(a) of the Code.

               (i) Genovo is not, nor has it been, a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. Genovo is not a "consenting corporation" under Section 341(f) of the Code.
                 ----------------------

               (j) Except as set forth in Schedule 2.14(j) of the Genovo Disclosure Memorandum, Genovo has not entered into any compensatory agreements with respect to the performance of services for which payment under such compensatory agreement in connection with the transactions contemplated by this Agreement would result in a nondeductible expense to Genovo pursuant to Section 280G of the Code or an excise tax to the recipient of such payment pursuant to
Section 4999 of the Code.

               (k) Genovo has not agreed to, nor is it required to make, other than by reason of the Merger, any adjustment under Section 481(a) of the Code. Genovo has not reported the sale of any asset on the installment method under
Section 453 of the Code or under the "open transaction" method of accounting. Genovo is not, nor has it been, a "reporting corporation" subject to the
                                   ---------------------
information reporting and record maintenance requirements of Section 6038A of the Code and the regulations under Section 6038A.

               2.15  Employee Benefit Plans.
                     ----------------------

               (a) Schedule 2.15 of the Genovo Disclosure Memorandum lists, with respect to Genovo and any trade or business (whether or not incorporated) that is treated as a single employer with Genovo (an "ERISA Affiliate") within
                                                      ---------------
the meaning of Section 414(b), (c), (m) or (o) of the Code, (i) all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), (ii) each loan to a nonofficer
                                   -----
employee in excess of $10,000, loans to officers and directors and any stock option, stock purchase, phantom stock, stock appreciation right, supplemental retirement, severance, sabbatical, medical, dental, vision care, disability, employee relocation, cafeteria benefit (Section 125 of the Code) or dependent care (Section 129 of the Code), life insurance or accident insurance plans, programs or arrangements, (iii) all contracts and agreements relating to employment that provide for annual compensation in excess of $100,000 and all severance agreements, with any of the directors, officers or employees of Genovo (other than, in each case, any such contract or agreement that is terminable by Genovo at will or without penalty or other adverse consequence), (iv) all bonus, pension, profit sharing, savings, deferred compensation or incentive plans, programs or arrangements, (v) other fringe or employee benefit plans, programs or arrangements that apply to Genovo's senior management and that do not generally apply to all employees, and (vi) any current or former employment or executive compensation or severance agreements, written or otherwise, as to which Genovo's unsatisfied obligations of greater than $25,000 remain for the benefit of, or relating to, any present or former employee, consultant or director of Genovo (together, the "Genovo Employee Plans").
                                   ---------------------

               (b) Genovo has furnished to Targeted a copy of each of the Genovo Employee Plans and related plan documents (including the most recent trust documents, insurance policies or contracts, employee booklets, summary plan descriptions and other authorizing documents, and, to the extent still in its possession, any material employee communications relating to the Genovo Employee Plans) and has, with respect to each Genovo Employee Plan that is subject to ERISA reporting requirements, provided copies of the Form 5500 reports filed for the last three plan years. Any Genovo Employee Plan intended to be qualified under Section 401(a) of the Code has either obtained from the Internal Revenue Service a favorable determination letter as to its qualified status under the Code, including all amendments to the Code effected by the Tax Reform Act of 1986 and subsequent legislation, or has applied to the Internal Revenue Service for such a determination letter before the expiration of the requisite period under applicable Treasury Regulations or Internal Revenue Service pronouncements in which to apply for such determination letter and to make any amendments necessary to obtain a favorable determination. Genovo has also furnished Targeted with the most recent Internal Revenue Service determination letter issued with respect to each such Genovo Employee Plan, and nothing has occurred since the issuance of each such letter which would reasonably be expected to cause the loss of the tax-qualified status of any Genovo Employee Plan subject to Section 401(a) of the Code.

               (c) Except as set forth in Schedule 2.15(c) of the Genovo Disclosure Memorandum, (i) none of the Genovo Employee Plans promises or provides retiree medical or other retiree welfare or life insurance benefits to any person; (ii) there has been no "prohibited transaction," as such term is
                                    ----------------------
defined in Section 406 of ERISA and Section 4975 of the Code, with respect to any Genovo Employee Plan, which would reasonably be expected to have, in the aggregate, a Material Adverse Effect; (iii) each Genovo Employee Plan has been administered in accordance with its terms and in compliance with the requirements prescribed by any and all Laws (including ERISA and the Code), except as would not have, in the aggregate, a Material Adverse Effect, and Genovo and each ERISA Affiliate have performed all obligations required to be performed by them under, are not in default under or violation of, and have no knowledge of any default or violation by any other party to, any of the Genovo Employee Plans; (iv) neither Genovo nor any ERISA Affiliate is subject to any liability or penalty under Sections 4976 through 4980 of the Code or Title I of ERISA with respect to any of the Genovo Employee Plans; (v) all contributions required to be made by Genovo or any ERISA Affiliate to any Genovo Employee Plan have been made on or before their due dates and a reasonable amount has been accrued in the Financial Statements for contributions to each Genovo Employee Plan for the applicable periods; (vi) with respect to each Genovo Employee Plan, no "reportable event"
                                                             ----------------
within the meaning of Section 4043 of ERISA (excluding any such event for which the thirty (30) day notice requirement has been waived under the regulations to
Section 4043 of ERISA) nor any event described in Sections 4062, 4063 or 4041 or ERISA has occurred; (vii) no Genovo Employee Plan is covered by, and neither Genovo nor any ERISA Affiliate has incurred or expects to incur any direct or indirect liability under, arising out of or by operation of Title IV of ERISA in connection with the termination of, or an employee's withdrawal from, any Genovo Employee Plan or other retirement plan or arrangement, and no fact or event exists that could give rise to any such liability, or under Section 412 of the Code; (viii) Genovo has not incurred any liability under, and have complied in all respects with, the Worker Adjustment Retraining Notification Act (the "WARN
                                                                           ----
Act"), and no fact or event exists that could give rise to liability under the
---
WARN Act; and (ix) no compensation paid or payable to any employee of Genovo has been, or will be, nondeductible by reason of application of Section 162(m) of the Code. With respect to each Genovo Employee Plan subject to ERISA as either an employee pension plan within the meaning of Section 3(2) of ERISA or an employee welfare benefit plan within the meaning of Section 3(1) of ERISA, Genovo has prepared in good faith and timely filed all requisite governmental reports (all of which were true and correct as of the date filed) and has properly and timely filed and distributed or posted all notices and reports to employees required to be filed, distributed or posted with respect to each such Genovo Employee Plan. No suit, administrative proceeding, action or other litigation has been brought or, to the knowledge of Genovo, is threatened, against or with respect to any such Genovo Employee Plan, including any audit or inquiry by the IRS or United States Department of Labor. Neither Genovo nor any ERISA Affiliate is a party to, or has made any contribution to or otherwise incurred any obligation under, any "multiemployer plan" as defined in Section
                                    ------------------
3(37) of ERISA.

               (d) With respect to each Genovo Employee Plan, Genovo has complied with (i) the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") and the
                                                                -----
proposed regulations thereunder and (ii) the applicable requirements of the Family Leave Act of 1993 and the regulations thereunder, except to the extent that such failure to comply would not, in the aggregate, have a Material Adverse Effect on Genovo.

               (e) Except as set forth in Schedule 2.15(e) of the Genovo Disclosure Memorandum, the consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee, director, other service provider of Genovo or any ERISA Affiliate to severance benefits or any other payment, except as expressly provided in this

Agreement, or (ii) accelerate the time of payment or vesting of any such benefits, or increase the amount of compensation due any such employee or service provider.

               (f) There has been no amendment to, written interpretation or announcement (whether or not written) by Genovo or any ERISA Affiliate relating to, or change in participation or coverage under, any Genovo Employee Plan that would materially increase the expense of maintaining such Plan above the level of expense incurred with respect to that Plan for the most recent fiscal year included in Genovo's financial statements.

               2.16  Certain Agreements Affected by the Merger. Except as set
                     -----------------------------------------
forth in Schedule 2.16 of the Genovo Disclosure Memorandum or as expressly contemplated by this Agreement, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will (a) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any employee or director of Genovo or (b) materially increase any benefits otherwise payable by Genovo to any employee or director of Genovo.

               2.17  Employee Matters. Genovo is in compliance in all material
                     ----------------
respects with all currently applicable federal, state and local Laws respecting employment, discrimination in employment, terms and conditions of employment, wages, hours and occupational safety and health and employment practices, and is not engaged in any unfair labor practice. There are no pending claims against Genovo under any workers compensation plan or policy or for long term disability. Genovo does not have any obligations under COBRA with respect to any former employees or qualifying beneficiaries under COBRA. Except as set forth in
Schedule 2.17 of the Genovo Disclosure Memorandum, there are no actions or proceedings pending or, to Genovo's knowledge, threatened, between Genovo and any of its employees, which actions or proceedings have or would reasonably be expected to have a Material Adverse Effect. Genovo is not a party to any collective bargaining agreement or other labor unions contract and Genovo has no knowledge of any activities or proceedings of any labor union or other group to organize any such employees.

               2.18  Material Contracts.
                     ------------------

               (a) Schedule 2.18 of the Genovo Disclosure Memorandum contains a list of all contracts and agreements to which Genovo is a party and that are material to Genovo's business, results of operations or condition, financial or otherwise (collectively, the "Material Contracts"). Material Contracts shall
                              ------------------
include, without limitation, the following:

                     (i) each contract and agreement (other than routine purchase orders and pricing quotes in the ordinary course of business covering a period of one year or less) for the purchase of inventory, spare parts, other materials or personal property with any supplier or for the furnishing of services to Genovo under the terms of which Genovo: (A) paid or otherwise gave consideration of more than $25,000 in the aggregate during the calendar year ended December 31, 1999, (B) has agreed to or is likely to pay or otherwise give consideration of more than $25,000 in the aggregate during the calendar year ended December 31, 2000, (C) is likely to pay or otherwise give consideration of more than $25,000 in the aggregate over the remaining term of such contract or (D) cannot cancel without penalty or further payment or with less than 90 days' notice;

                     (ii) each customer contract and agreement (other than routine purchase orders, pricing quotes with open acceptance and other tender bids, in each case, entered into in the ordinary course of business and covering a period of one year or less) to which Genovo is a party that: (A) involved consideration of more than $25,000 in the aggregate during the calendar year ended December 31, 1999, (B) is likely to involve consideration of more than $25,000 in the aggregate during the calendar year ended December 31, 2000 (C) is likely to involve consideration of more than $25,000 in the aggregate over the remaining term of the contract, or (D) cannot be cancelled by Genovo without penalty or further payment or with less than 90 days' notice;

                     (iii) all management contracts with independent contractors or consultants (or similar arrangements) to which Genovo is a party that: (A) involved consideration of more than $25,000 in the aggregate during the calendar year ended December 31, 1999, (B) are likely to involve consideration of more than $25,000 in the aggregate during the calendar year ended December 31, 2000, or (C) are likely to involve consideration of more than $25,000 in the aggregate over the remaining term of the contract;

                     (iv) all contracts and agreements (excluding routine checking account overdraft agreements involving petty cash amounts) under which
(A) Genovo has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness or (B) Genovo has imposed (or may impose) a security interest or lien on any of its assets, whether tangible or intangible, to secure indebtedness, in the case of either of clause (A) or (B) involve or are likely to involve consideration of or the creation of a security interest with a value of $25,000 or more individually or $50,000 or more in the aggregate;

                     (v) all contracts and agreements that limit the ability of Genovo to (A) compete in any line of business, with any person or class of customers, in any geographic area or segment of the market, during any period of time or with respect to any Product, or (B) solicit any customer or client;

                     (vi) all contracts and agreements to which Genovo is a party under which it has agreed to supply Products to a customer at specified prices, whether directly or through a specific distributor, manufacturer's representative or dealer;

                     (vii) all contracts and agreements between or among Genovo, on the one hand, and any affiliate of Genovo (other than a wholly owned subsidiary), on the other hand;

                     (viii) all licenses, sublicenses and other agreements to which Genovo is a party and pursuant to which any person is authorized to use any Genovo Intellectual Property, and all licenses, sublicenses and other agreements to which Genovo is a party and pursuant to which Genovo is authorized to use any third-party Intellectual Property; and

                     (ix) all other contracts or agreements (i) that are material to Genovo or the conduct of its business as currently conducted or proposed to be conducted or (ii) the absence or termination of which would have a Material Adverse Effect on Genovo.

               (b) Except as would not, individually or in the aggregate, have a Material Adverse Effect on Genovo, each Material Contract is a legal, valid and binding agreement of the parties. Except as set forth in Schedule 2.18(b) of the Genovo Disclosure Memorandum, none of the Material Contracts is in default by its terms or has been cancelled by the other party. Genovo is not in receipt of any claim of default under any Material Contract. Genovo has no knowledge of any proposed or pending termination or change to any Material Contract as a result of the Merger or otherwise. Genovo has furnished or made available to Targeted true and complete copies of all Material Contracts, together with all amendments, waivers or other material changes to such agreements.

               2.19  Interested Party Transactions. Except as set forth in
                     -----------------------------
Schedule 2.19 of the Genovo Disclosure Memorandum, Genovo is not indebted to any of its directors, officers, employees or agents (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary expenses), and no such person is indebted to Genovo.

               2.20  Insurance. Genovo has the policies of insurance and bonds
                     ---------
set forth in Schedule 2.20 of the Genovo Disclosure Memorandum. Except as set forth in Schedule 2.20 of the Genovo Disclosure Memorandum, to Genovo's knowledge, there is no material claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and Genovo is otherwise in compliance in all material respects with the terms of such policies and bonds. Genovo has no knowledge of any threatened termination of, or material premium increase with respect to, any of such insurance policies.

               2.21  Minute Books. Except as set forth in Schedule 2.21 of the
                     ------------
Genovo Disclosure Memorandum, the minute books of Genovo made available to Targeted contain a complete summary in all material respects of all meetings of directors and stockholders or actions by written consent since Genovo's incorporation through the date of this Agreement, and reflect all transactions referred to in such minutes accurately in all material respects.

               2.22  Brokers' and Finders' Fees. Genovo has not incurred, nor
                     --------------------------
will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement, other than to the Genovo Financial Advisor (as defined in Section
2.25 of this Agreement). Genovo has previously furnished to Targeted a complete and correct copy of all agreements between Genovo and the Genovo Financial Advisor pursuant to which such firm would be entitled to any payment with respect to the Merger.

               2.23  Vote Required. Only the following votes of the Genovo
                     -------------
Stockholders are necessary to approve this Agreement and the transactions contemplated by this Agreement:

               (a) pursuant to the provisions of the Second Amended and Restated Certificate of Incorporation of Genovo, the affirmative vote of the holders of a majority of the shares of Genovo Capital Stock entitled to vote outstanding on the record date set for Genovo's Special Meeting (as defined in Section 5.11 of this Agreement); and

               (b) pursuant to the provisions of the Second Amended and Restated Certificate of Incorporation of Genovo and the Second Amended and Restated Stockholders Agreement dated August 30, 1999, among Genovo, Biogen, and certain other Genovo Stockholders, the affirmative vote or written consent of Biogen, Genzyme and Dompe Farmaceutici S.P.A. ("Dompe").
                                                -----
               2.24  Board Approval. Genovo's board of directors, as of the date
                     --------------
of this Agreement, by unanimous vote of those directors present (who constitute all of the directors then in office) has duly and validly authorized the execution and delivery of this Agreement and approved and adopted the consummation of the transactions contemplated by this Agreement, has taken all corporate actions required to be taken by the board of directors for consummation of the Merger and all transactions contemplated by this Agreement and has determined (a) that this Agreement and the transactions contemplated by this Agreement, including the Merger, taken together, are fair to, and in the best interests of, Genovo and the Genovo Stockholders and (b) to recommend that the Genovo Stockholders approve this Agreement. As of the date of this Agreement, Genovo's board of directors has directed that this Agreement be submitted to the Genovo Stockholders for their approval.

               2.25  Opinion of Financial Advisor. Genovo's board of directors
                     ----------------------------
has received the opinion of CIBC World Markets Corp. (the "Genovo Financial
                                                           ----------------
Advisor") to the effect that, as of the date of such opinion, the Merger
-------
Consideration is fair from a financial point of view to the Genovo Stockholders. Genovo will, as promptly as is practicable, after the date of this Agreement, deliver a copy of such opinion to Targeted for informational purposes only.

                                  ARTICLE 2A

          2A.  Representations and Warranties of Biogen.
               ----------------------------------------

          Biogen represents and warrants to Targeted and Merger Sub as follows:

               2A.1  Organization; Authority.  Biogen is a corporation duly
               -----------------------------
organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Biogen has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. Biogen has taken all necessary corporate action to duly authorize the execution and delivery of the Merger Agreement, and has all necessary power, right and authority to enter into Merger Agreement and to consummate the transactions of Biogen contemplated by the Merger Agreement.
This Agreement has been duly executed and delivered by Biogen and, assuming due authorization, execution and delivery by Targeted, Merger Sub and Genovo, constitutes the valid and binding obligation of Biogen, enforceable against Biogen in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar Laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding at equity or at law).

               2A.2  Biogen Shares. Biogen owns, beneficially and of record, the
               -------------------
number of shares of Series A Preferred set forth in Schedule 2.3(a) of the Genovo Disclosure Memorandum

(the "Biogen Shares") and does not own any other shares of Genovo Capital Stock.
      -------------
Biogen has good title to, and there are no liens, encumbrances, adverse claims, mortgages, pledges, deeds of trust, security interests, or other adverse claim or interest of any kind on, the Biogen Shares. The Biogen Shares are not subject to any restrictions on sale or transfer (other than restrictions imposed by applicable securities Laws), including options, preemptive rights or rights of first refusal.

               2A.3  No Conflicts; Required Filings and Consents.
               -------------------------------------------------

               (a) The execution, delivery and performance of this Agreement by Biogen does not, and the consummation of the transactions contemplated by this Agreement will not, conflict with or result in any violation of or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under, any provision of Biogen's articles of incorporation or bylaws or (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment or Law applicable to Biogen or any of its properties or assets, except in the case of either (i) or (ii) as would not reasonably be expected to prevent or materially delay consummation of the Merger or otherwise to prevent any party from performing their obligations under this Agreement.

               (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Person or Governmental Entity is required by or with respect to Biogen in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, except for (i) such filings, if any, as may be required under the HSR Act, (ii) such other consents, authorizations, filings, approvals and registrations that, if not obtained or made, would not reasonably be expected to prevent or materially delay consummation of the Merger or otherwise to prevent any party from performing their obligations under this Agreement, and (iii) filings and notices not required to be made or given until after the Effective Time.

               2A.4  Brokers or Agents. Biogen has not employed any broker or
               -----------------------
agent in connection with the transactions contemplated by this Agreement and agrees to indemnify Targeted against all Damages (as defined in Section 8.2(a) of this Agreement) relating to or arising out of claims for fees or commission of any broker or agent employed by Biogen.

               2A.5  Voting Agreement; Lockup Agreement. Biogen has executed and
               ----------------------------------------
delivered a Voting Agreement and a Lockup Agreement (each term as defined in Section 5.12 of this Agreement).

                                 ARTICLE THREE

          3.   Representations and Warranties of Targeted and Merger Sub.
               ---------------------------------------------------------

          Targeted and Merger Sub by this Agreement jointly and severally represent and warrant to Genovo as follows:

               3.1  Organization, Standing and Power. Targeted is a corporation
                    --------------------------------
duly organized and validly existing under the Laws of the state of Washington. Each of Targeted's subsidiaries (including Merger Sub) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization or incorporation. Each of Targeted and Merger Sub has the corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would, individually or in the aggregate, have a Material Adverse Effect on Targeted. Targeted has delivered to Genovo a true and correct copy of the articles or certificate of incorporation, as applicable, and bylaws of Targeted and Merger Sub, each as amended to date. Neither Targeted nor any of its subsidiaries is in violation of any material provision of its articles or certificate of incorporation or bylaws or equivalent organizational documents. Schedule 3.1 of the disclosure document attached to this Agreement as Exhibit E, dated as of the date of this Agreement
                              ---------
(the "Targeted Disclosure Memorandum") sets forth a complete list of Targeted's
      ------------------------------
subsidiaries.

               3.2   Capital Structure.
                     -----------------

               (a)   (i)   The authorized capital stock of Targeted consists of
80,000,000 shares of Targeted Common Stock, par value $0.01 per share, and 6,000,000 shares of preferred stock, par value $0.01 per share. As of July 25, 2000, the issued and outstanding capital stock of Targeted consisted of 36,446,578 shares of Targeted Common Stock and the shares of Series B convertible exchangeable preferred stock described in subsection (ii) below.

                     (ii) Shares of Series B convertible exchangeable preferred stock of Targeted held by Elan International Services were convertible into 3,732,106 shares of Targeted Common Stock as of December 31, 1999. If Elan were to elect to convert these shares of preferred stock on July 21, 2005 (the expiration of the conversion option), these shares of preferred stock would convert into 5,740,548 shares of Targeted Common Stock. Alternatively, Elan has the option to exchange this preferred stock and any accumulated dividends for a 30.1% interest in Emerald Gene Systems, Ltd., of which Targeted currently owns 80.1%.

                     (iii) As of July 25, 2000, Targeted has reserved 3,419,544 shares of Targeted Common Stock for issuance upon the exercise of stock options granted or available for grant under Targeted's Restated 1992 Stock Option Plan and 1999 Stock Option Plan (collectively, the "Targeted Stock Option Plan"), of
                                               --------------------------
which options to purchase 2,730,241 shares have been issued and are outstanding and options to purchase 689,303 shares are available for grant. Targeted has reserved 6,398,175 shares of Targeted Common Stock for issuance upon the exercise of outstanding warrants to purchase Targeted Common Stock.

                     (iv) As of the date of this Agreement, there are no other outstanding shares of capital stock or voting securities of Targeted other than shares of Targeted Common Stock issued after July 25, 2000 (i) upon the exercise of options issued under the Targeted Stock Option Plan or upon the exercise of warrants described above and (ii) to Elan International Services, Ltd. ("Elan")
                                                                         ----
pursuant to the Securities Purchase Agreement dated as of July 21, 1999 and amended August 8, 2000, between Targeted and Elan (the "Elan Stock Purchase
                                                        -------------------
Agreement").
---------

                     (v) The authorized capital stock of Merger Sub consists of 100 shares of common stock, par value $0.001 per share, all of which are issued and outstanding and are held by Targeted.

               (b) The shares of issued and outstanding capital stock of Targeted and Merger Sub have been duly authorized and validly issued, are fully paid and nonassessable and are free and clear of any security interests, liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders of such shares. Such shares have not been issued in violation of, and except for the preemptive right granted by Targeted to Elan (which allows Elan to participate in any future equity financing of Targeted on the same terms and conditions as the investors in such financing, such that Elan maintains its pro rata interest in Targeted), are not otherwise subject to any preemptive or other similar rights or rights of first refusal created by statute, the articles or certificate of incorporation or bylaws of Targeted or Merger Sub or any agreement to which Targeted or Merger Sub is a party or by which it is bound.

               (c) Except (i) as contemplated by this Agreement, (ii) as provided in the Rights Agreement dated as of October 17, 1996, between Targeted and ChaseMellon Shareholder Services, LLC, as rights agent, (iii) as provided in the Elan Stock Purchase Agreement and (iv) as contemplated by the Biogen Funding Agreement (as defined in Section 3.7(e) of this Agreement), there are no other options, warrants, calls, rights, commitments, arrangements or agreements of any character to which Targeted or Merger Sub is a party or by which either of them is bound obligating Targeted or Merger Sub to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of Targeted or obligating Targeted or Merger Sub to grant, extend or enter into any such option, warrant, call, right, commitment, arrangement or agreement. The shares of Targeted Common Stock to be issued to the Genovo Stockholders pursuant to the Merger will be duly authorized, validly issued, fully paid and nonassessable.

               (d) There are no voting trusts or other agreements or understandings to which Targeted or any of its subsidiaries is a party with respect to the voting of the capital stock of Targeted or any of its subsidiaries.

               3.3   Authority. Targeted and Merger Sub have all requisite
                     ---------
corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Targeted and Merger Sub (other than, with respect to the Merger, the filing and recordation of appropriate merger documents as required by the DGCL). This Agreement has been duly executed and delivered by Targeted and Merger Sub and constitutes the valid and binding obligations of Targeted and Merger Sub (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar Laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding at equity or at law).

               3.4   No Conflict; Required Filings and Consents.
                     ------------------------------------------

               (a) The execution, delivery and performance of this Agreement by each of Targeted and Merger Sub do not, and the consummation by each of Targeted and Merger Sub of the transactions contemplated by this Agreement will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under (i) any provision of the articles of incorporation or bylaws of Targeted or the certificate of incorporation or bylaws of Merger Sub, each as amended, or
(ii) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment or Law applicable to Targeted or Merger Sub or their properties or assets, except in the case of clause (ii) as would not, individually or in the aggregate, have a Material Adverse Effect on Targeted.

               (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Person or Governmental Entity is required by or with respect to Targeted or Merger Sub in connection with the execution, delivery and performance of this Agreement by Targeted and Merger Sub or the consummation by Targeted and Merger Sub of the transactions contemplated by this Agreement, except for (i) the filing of appropriate merger documents as required by the DGCL; (ii) the filing of a Form 8-K with the Securities and Exchange Commission ("SEC") and National Association of Securities Dealers
                      ---
within 15 days after the Closing Date; (iii) any filings as may be required under applicable state securities Laws, (iv) such filings, if any, as may be required to be made by Targeted under the HSR Act; (v) the filing with the Nasdaq National Market of a Notification Form for Listing of Additional Shares with respect to the shares of Targeted Common Stock issuable upon the conversion of the Genovo Capital Stock in the Merger and upon the exercise of the Genzyme Options; (vi) such other consents, authorizations, filings, approvals and registrations that, if not obtained or made, would not have a Material Adverse Effect on Targeted and would not prevent, materially alter or delay any the transactions contemplated by this Agreement; (vii) such other consents, approvals, orders, authorizations, registrations or filings that may be required solely by reason of Genovo's (as opposed to any other Person's) participation in the transactions contemplated by this Agreement; and (viii) filings and notices not required to be made or given until after the Effective Time.

               3.5   SEC Documents; Financial Statements.
                     -----------------------------------

               (a) Targeted has filed with the SEC all reports, forms, registration statements, definitive proxy statements and documents required to be filed with the SEC since December 31, 1999, and has furnished to Genovo true and complete copies, in the form filed with the SEC, of (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 1999, (ii) the proxy statement relating to its 2000 annual meeting of shareholders, (iii) its annual report to shareholders for the fiscal year ended December 31, 1999 and (iv) its Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, and Targeted will make available to Genovo true, correct and complete copies of any additional documents filed with the SEC by Targeted after the date of this Agreement and before the Effective Time, including, without limitation, any amendment to any such documents (collectively, the "Targeted SEC Documents"). As of their
                                   ----------------------
respective filing dates, the Targeted SEC Documents (including all financial statements, exhibits and schedules to and documents incorporated by reference in the Targeted SEC Documents) (i) complied or, with respect to those not yet filed, will comply in all material respects with the requirements of the Exchange Act and (ii) did not, or, with respect to those not yet filed, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements made in the Targeted SEC Documents, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Targeted SEC Document.

               (b) The financial statements of Targeted, including the notes to the financial statements, included or incorporated by reference in the Targeted SEC Documents (the "Targeted Financial Statements") were complete and
                             -----------------------------
correct in all material respects as of their respective filing dates, complied as to form in all material respects with applicable accounting requirements and with the applicable published rules and regulations of the SEC as of their respective dates, and have been prepared in accordance with GAAP applied on a basis consistent throughout the periods indicated (except as may be indicated in the related notes or, in the case of unaudited statements, included in Quarterly Reports on Forms 10-Q). The Targeted Financial Statements fairly present the consolidated financial condition and operating results of Targeted and its subsidiaries at the dates and during the periods indicated in the Targeted Financial Statements (subject, in the case of unaudited statements, to normal, recurring year-end adjustments). There has been no change in Targeted accounting policies except in response to SEC Staff Accounting Bulletin No. 101 and as described in the Targeted SEC Documents.

               3.6   Absence of Undisclosed Liabilities. Targeted has no
                     ----------------------------------
material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than (a) those recorded or otherwise disclosed in the Targeted Financial Statements, (b) those incurred in the ordinary course of business and not required to be set forth in the Targeted Financial Statements in material compliance with GAAP, (c) those incurred in the ordinary course of business since the date of the most recent Targeted Financial Statements filed as part of the Targeted SEC Documents and consistent with past practice and (d) those incurred in connection with the execution of this Agreement or incurred in connection with the transactions contemplated by this Agreement.

               3.7   Absence of Certain Changes. Except as set forth in Schedule
                     --------------------------
3.7 of the Targeted Disclosure Memorandum or as expressly contemplated by this Agreement, since December 31, 1999 (the "Targeted Balance Sheet Date"), Targeted
                                         ---------------------------
has, in all material respects, conducted its business in the ordinary course consistent with past practice and there has not been any:

               (a) material amendments or changes to Targeted's articles of incorporation or bylaws;

               (b) declaration, setting aside, or payment of a dividend or other distribution in respect to the capital stock of Targeted, or any direct or indirect redemption, purchase or other acquisition by Targeted of any of its capital stock;

          (c) issuance or sale by Targeted of any of its shares of capital stock, or securities exchangeable, convertible or exercisable for its capital stock, or of any other of its securities;

          (d) event or condition of any character that, individually or in the aggregate, had a Material Adverse Effect on Targeted; or

          (e) agreement by Targeted, or any officer or employee of Targeted on behalf of Targeted, to do any of the things described in the preceding clauses
(a) through (d), other than (i) with respect to the transactions contemplated by this Agreement and (ii) the Development and Marketing Agreement among Targeted, Biogen and Genovo, substantially in the form attached to this Agreement as Exhibit F-1, the Return of Rights Agreement among Targeted, Genovo and Biogen,
-----------
substantially in the form attached to this Agreement as Exhibit F-2, and the
                                                        -----------
Funding Agreement between Targeted and Biogen, substantially in the form attached to this Agreement as Exhibit F-3 (the "Biogen Funding Agreement"), each
                              -----------       -------------------------
dated as of the date of this Agreement (collectively, the "Biogen Agreements").
                                                           -----------------

          3.8  Absence of Litigation.  Except as set forth in Schedule 3.8 of
               ---------------------
the Targeted Disclosure Memorandum, there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before or, to the knowledge of Targeted or any of its subsidiaries, threatened by, any Governmental Entity against Targeted or any of its subsidiaries or any of their respective properties or any of their respective officers or directors (in their capacities as such) that, if determined in a manner adverse to Targeted or its subsidiaries would, individually or in the aggregate, have a Material Adverse Effect on Targeted. There is no judgment, decree or order against Targeted or any of its subsidiaries or, to the knowledge of Targeted or any of its subsidiaries, any of their respective directors or officers (in their capacities as such) that seeks to prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement, or has, individually or in the aggregate, a Material Adverse Effect on Targeted.

          3.9  Governmental Authorization.  Each of Targeted and its
               --------------------------
subsidiaries has obtained each governmental consent, license, permit, grant, or other authorization of a Governmental Entity that is required for the operation of Targeted's or any of its subsidiaries' business ("Targeted Authorizations").
                                                     -----------------------
All of such Targeted Authorizations are in full force and effect, except where the failure to obtain or have any of such Targeted Authorizations would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Targeted.

          3.10 Compliance With Laws.  Each of Targeted and its subsidiaries has
               --------------------
complied in all material respects with, is not in violation of, and has not received any notices of violation with respect to, any federal, state or local Law with respect to the conduct of its business, or the ownership or operation of its business, except for such violations or failures to comply as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Targeted.

          3.11 Broker's and Finders' Fees.  Neither Targeted nor any of its
               --------------------------
subsidiaries has incurred or will incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement.

          3.12  Tax Matters.  Neither Targeted nor any of its subsidiaries nor,
                -----------
to the knowledge of Targeted, any of their respective affiliates or agents is aware of any agreement, plan or other circumstance that would prevent the Merger from constituting a tax-free reorganization under Section 368(a) of the Code.

          3.13  Intellectual Property.
                ---------------------

          (a) To Targeted's knowledge, Targeted owns, or licenses or otherwise possesses legally enforceable rights to use all Intellectual Property that is used in the business of Targeted as currently conducted by Targeted (the "Targeted Intellectual Property"), except to the extent that the failure to have
 ------------------------------
such rights would not have, individually or in the aggregate, a Material Adverse Effect on Targeted. To Targeted's knowledge and except as set forth in Schedule
3.13 of the Targeted Disclosure Memorandum, Targeted is the sole and exclusive owner, with all right, title and interest in and to (free and clear of any liens), or the exclusive or nonexclusive licensee, of such Targeted Intellectual Property, and has legally enforceable rights (and is not contractually obligated to pay any compensation to any Person with respect to such rights) to the use of such Targeted Intellectual Property or the material covered by such Targeted Intellectual Property in connection with the services or products with respect to which such Targeted Intellectual Property is being used.

          (b) To Targeted's knowledge, all employees and consultants who contributed to the discovery or development of any of the Targeted Intellectual Property owned by Targeted did so either (i) within the scope of his or her employment or consulting relationship such that, in accordance with applicable Law, all Intellectual Property arising from such employment or consulting relationship became the exclusive property of Targeted or (ii) pursuant to written agreements assigning to Targeted all Intellectual Property arising from such employment or consulting relationship.

          (c) Targeted has taken all commercially reasonable and appropriate steps to protect and preserve the confidentiality of all Targeted Intellectual Property not otherwise protected by patents, patent applications or copyright (the "Targeted Confidential Information"). Targeted has a policy requiring each
      ---------------------------------
employee, consultant and independent contractor to execute proprietary information and confidentiality agreements substantially in Targeted's standard forms and all current employees, consultant and independent contractors of Targeted have executed such an agreement. To Targeted's knowledge, all use, disclosure or appropriation of the Targeted Confidential Information owned by Targeted by or to another Person has been pursuant to the terms of a written agreement between Targeted and such other Person. To Targeted's knowledge, all use, disclosure or appropriation of the Targeted Confidential Information not owned by Targeted has been pursuant to the terms of a written agreement between Targeted and the owner of such Targeted Confidential Information, or is otherwise lawful.

          3.14  Merger Subsidiary.  Merger Sub is a newly formed, direct wholly
                -----------------
owned subsidiary of Targeted that has engaged in no business activities other than as specifically contemplated by this Agreement.

          3.15  Sufficient Funds.  Targeted has as of the date of this
                ----------------
Agreement, and will have as of the Effective Time, sufficient funds to make the cash payments required pursuant to Section 1.6(g) of this Agreement.

          3.16  No Vote Required.  No vote of the holders of any class or series
                ----------------
of capital stock of Targeted is necessary to approve this Agreement and the transactions contemplated by this Agreement.

          3.17  Board Approval.  The board of directors of each of Targeted and
                --------------
Merger Sub have unanimously approved this Agreement and the Merger.

                                 ARTICLE FOUR

     4.   Conduct Before the Effective Time.
          ---------------------------------

          4.1  Conduct of Genovo.  During the period from the date of this
               -----------------
Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Genovo agrees (except to the extent expressly provided by this Agreement, including Schedules 2.8 and 4.1 of the Genovo Disclosure Memorandum, or as reasonably necessary for Genovo to fulfill its obligations under this Agreement), to carry on its business in the ordinary course consistent with past practice and to use its commercially reasonable best efforts to preserve intact its present business organization, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, licensors, licensees, business partners and others having business dealings with it. Genovo agrees to promptly notify Targeted of any event or occurrence not in the ordinary course of its business or that would reasonably be expected to have a Material Adverse Effect on Genovo.

     Without limiting the generality of the foregoing, from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement, except as expressly contemplated by this Agreement, Genovo shall not do, cause or permit any of the following without the prior written consent of Targeted (which consent shall not be unreasonably withheld):

          (a)  Charter Documents.  Adopt or propose any amendments to its
               -----------------
certificate of incorporation or bylaws, other than changes effected to facilitate the Merger;

          (b)  Dividends; Changes in Capital Stock; Repurchase.  (i) Declare,
               -----------------------------------------------
set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) with respect to any Genovo Capital Stock; (ii) split, combine or reclassify any Genovo Capital Stock; (iii) issue any other securities with respect to, in lieu of or in substitution for shares of Genovo Capital Stock; (iv) repurchase or otherwise acquire, directly or indirectly, any shares of Genovo Capital Stock or securities convertible into Genovo Capital Stock, except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service to Genovo; or
(v) authorize or propose any of the foregoing;

          (c)  Stock Option Plans.  Accelerate, amend or change the period of
               ------------------
exercisability or vesting of Genovo Stock Options or other rights granted under the Genovo Stock Option Plan, except as provided in this Agreement;

          (d)  Material Contracts.  Enter into any material contract or
               ------------------
commitment, or violate, amend or otherwise modify or waive any of the material terms of any of its Material Contracts, other than in the ordinary course of business consistent with past practice;

          (e)  Issuance of Securities.  Issue, deliver, sell, transfer, pledge,
               ----------------------
dispose of or encumber (or authorize or propose any of the foregoing) any shares of Genovo Capital Stock or securities convertible into Genovo Capital Stock, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than (i) the issuance of shares of Genovo Capital Stock pursuant to the exercise of Genovo Stock Options outstanding as of the date of this Agreement and (ii) the issuance of Genovo Stock Options granted to newly hired employees in the ordinary course consistent with past practice;

          (f)  Intellectual Property.  Transfer to any Person any rights to the
               ---------------------
Genovo Intellectual Property;

          (g)  Exclusive Rights.  Enter into or amend any agreements pursuant to
               ----------------
which any other Person is granted exclusive marketing or other exclusive rights of any type or scope with respect to any Product or Genovo Intellectual Property;

          (h)  Dispositions.  Sell, lease, license or otherwise dispose of or
               ------------
encumber any of its properties or assets (other than inventory) that are material, individually or in the aggregate, to its business, except (i) in the ordinary course of business consistent with past practice or (ii) pursuant to existing contracts or commitments listed in Schedule 4.1(h) of the Genovo Disclosure Memorandum;

          (i)  Indebtedness.  Incur any indebtedness for borrowed money (except
               ------------
in the ordinary course consistent with past practice), guarantee any such indebtedness, issue or sell any debt securities or guarantee any debt securities of others;

          (j)  Leases; Real Estate.  Enter into any leases providing for annual
               -------------------
payments in excess of $10,000, except pursuant to commitments for such leases existing as of the date of this Agreement, or acquire any real estate;

          (k)  Payment of Obligations.  Pay, discharge or satisfy in an amount
               ----------------------
in excess of $25,000 in any one case or $100,000 in the aggregate, any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than in the ordinary course of business, other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the Genovo Financial Statements or as required by applicable Law;

          (l)  Capital Expenditures.  Make any capital expenditures, capital
               --------------------
additions or capital improvements except for (i) capital expenditures in the ordinary course of business and consistent with past practice, or (ii) individual capital expenditures not exceeding $25,000;

          (m)  Insurance.  Materially reduce the amount of any material
               ---------
insurance coverage provided by existing insurance policies;

          (n)  Termination or Waiver.  Terminate or waive any right of
               ---------------------
substantial value, other than in the ordinary course of business;

          (o)  Employee Benefit Plans; New Hires; Pay Increases.  (i) Adopt or
               ------------------------------------------------
amend any employee benefit or stock purchase or option plan; (ii) pay any special bonus or special remuneration to any employee, officer or director;
(iii) increase the salaries or wage rates of its employees, officers or directors except for normal increases in the ordinary course consistent with past practice; or (iv) hire any new director-level or officer-level employee (provided that Genovo may hire a replacement for any current director-level or officer-level employee if it first provides Targeted advance notice regarding such hiring decision);

          (p)  Severance Arrangement.  Grant any severance or termination pay to
               ---------------------
any director, officer or employee except (i) payments made pursuant to standard written agreements in effect on the date of this Agreement or (ii) grants made in the ordinary course consistent with past practice;

          (q)  Lawsuits.  Commence a lawsuit other than (i) for the routine
               --------
collection of bills, (ii) in such cases where Genovo in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, provided that it consults with Targeted before the filing of such a suit, or (iii) for a breach of this Agreement;

          (r)  Acquisitions.  Propose or agree to acquire by merging or
               ------------
consolidating with, by purchasing a substantial portion of the assets of, or by any other manner, any Person, or otherwise acquire or agree to acquire any assets (other than inventory) that are material, individually or in the aggregate, to Genovo's business;

          (s)  Taxes.  Other than in the ordinary course of business, (i) make
               -----
or change any material election with respect to Taxes; (ii) adopt or change any material accounting method with respect to Taxes; (iii) file any material Tax Return or any material amendment to a material Tax Return; (iv) enter into any material closing agreement; (v) settle any material claim or assessment with respect to Taxes; or (vi) consent to any material extension or waiver of the limitation period applicable to any claim or assessment with respect to Taxes;

          (t)  Revaluation.  Except as required by GAAP, revalue any of its
               -----------
assets, including writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business; or

          (u)  Other.  Take, agree or propose to take any of the actions
               -----
described in subsections (a) through (t) of this Section 4.1, or any action that would make any of Genovo's representations or warranties contained in this Agreement untrue or inaccurate in any material respect at, or as of any time before, the Effective Date, or would prevent Genovo from performing or cause Genovo not to perform its obligations under this Agreement.

          4.2  Conduct of Business of Targeted.  During the period from the date
               -------------------------------
of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Targeted agrees (except to the extent expressly provided by this Agreement, Schedules 3.7 and 4.2 of the Targeted Disclosure Memorandum, or as reasonably necessary for Targeted or Merger Sub to fulfill its obligations under this Agreement), to carry on its and its subsidiaries' business in the ordinary course consistent with past practice and to use its commercially reasonable best efforts to preserve intact its and its subsidiaries' present business organization, keep available the services of its and its subsidiaries' present officers and key employees and preserve its and its subsidiaries' relationships with customers, suppliers, distributors, licensors, licensees, business partners and others having business dealings with it. Targeted agrees to promptly notify Genovo of any event or occurrence not in the ordinary course of its or its subsidiaries' business or that would reasonably be expected to have a Material Adverse Effect on Targeted.

     Without limiting the generality of the foregoing, from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement, Targeted shall not do, cause or permit any of the following, or allow, cause or permit any of its subsidiaries to do the following, without the prior written consent of Genovo (which consent shall not be unreasonably withheld):

          (a)  Charter Documents.  Adopt or propose any amendments to Targeted's
               -----------------
or any subsidiary's articles or certificate of incorporation, as applicable, or bylaws, other than changes effected to facilitate the Merger;

          (b)  Dividends; Changes in Capital Stock; Repurchase.  (i) Declare,
               -----------------------------------------------
set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) with respect to any capital stock; (ii) split, combine or reclassify any capital stock; (iii) issue or authorize the issuance of any other securities with respect to, in lieu of or in substitution for shares of capital stock; or (iv) repurchase or otherwise acquire, directly or indirectly, any shares of capital stock;

          (c)  Stock Option Plans.  Accelerate, amend or change the period of
               ------------------
exercisability or vesting of options or other rights granted under the Targeted Stock Option Plan, except (i) as provided by this Agreement, (ii) as provided by the Targeted Stock Option Plan, or (iii) pursuant to commitments to do the foregoing in effect as of the date of this Agreement;

          (d)  Merger; Sale of Assets; Dissolution.  Propose or adopt a plan of
               -----------------------------------
liquidation, dissolution, or merger or consolidation with, or the sale of a substantial portion of its assets to, any Person, other than a liquidation or dissolution of any subsidiary or a merger or consolidation between wholly owned subsidiaries;

          (e)  Issuance of Securities.  Issue, deliver, or sell (or authorize or
               ----------------------
propose any of the foregoing) any securities convertible into shares of Targeted Common Stock, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue Targeted Common Stock or any securities convertible into Targeted Common Stock, other than (i) as disclosed in Schedule
4.2 to the Targeted Disclosure Memorandum; (ii) the issuance of options to purchase Targeted Common Stock granted to directors, officers or employees in the ordinary course consistent with past practice; (iii) issuances to financial institutions in connection with financing arrangements; (iv) issuances by any subsidiary of Targeted to Targeted or any other subsidiary of Targeted or (v) the execution of the Genzyme Assumption Agreement and the Biogen Funding Agreement;

          (f)  Material Adverse Effect.  Take or cause to be taken any action
               -----------------------
that would reasonably be expected to have a material adverse effect on Targeted; or

          (g)  Other.  Take, agree to take or propose any of the actions
               -----
described in subsections (a) through (f) of this Section 4.2, or any action that would make any of Targeted's representations or warranties contained in this Agreement untrue or inaccurate in any material respect at, or as of any time before, the Effective Date, or would prevent Targeted from performing or cause Targeted not to perform its obligations under this Agreement.

          4.3  No Solicitation.
               ---------------

          (a) From the date of this Agreement until termination, neither Genovo nor any of its officers, directors, employees, agents or representatives will, directly or indirectly, (i) take any action to solicit, initiate or encourage any Takeover Proposal (as defined in subsection (c) of this Section 4.3) or (ii) subject to the terms of the immediately following sentence, engage in negotiations with, disclose any nonpublic information relating to Genovo to, or afford access to the properties, books or records of Genovo to, any Person that has advised Genovo that it may be considering making, or that has made, a Takeover Proposal. Notwithstanding the foregoing, nothing contained in this
Section 4.3 shall prevent Genovo from (i) providing information concerning this
Section 4.3 or (ii) furnishing nonpublic information to, or entering into discussions or negotiations with, any Person in connection with an unsolicited, bona fide Takeover Proposal (or an unsolicited written expression of interest that would reasonably be expected to lead to a Takeover Proposal) that (y) Genovo's board of directors determines in good faith could lead to a Superior Proposal (as defined in subsection (c) of this Section 4.3) and (z) Genovo's board of directors determines in good faith after consultation with outside legal counsel that such action is necessary for Genovo's board of directors to comply with its fiduciary duties to stockholders under applicable Law; provided that Genovo has received an executed confidentiality agreement from such Person before furnishing nonpublic information to, or entering into discussions or negotiations with, such Person.

          (b) Genovo shall promptly notify Targeted (which notice shall be provided orally and in writing and shall identify the person making and set forth the material terms of such Takeover Proposal) after receipt of any Takeover Proposal or any request for nonpublic information relating to Genovo or for access to the properties, books or records of Genovo by any Person that may be considering making, or has made, a Takeover Proposal, if Genovo is prepared to provide such Person with access to such nonpublic information or properties, books or records. Targeted shall keep confidential the identity of such Person and any information relating to any such Takeover Proposal or unsolicited expression of interest that would reasonably be expected to result in a Takeover Proposal. Genovo shall not, and shall not permit any of its officers, directors, employees or other representatives to, agree to or endorse any Takeover Proposal unless Genovo shall have terminated this Agreement pursuant to Section 7.1(c) of this Agreement and paid Targeted all amounts payable to Targeted pursuant to Section 7.3(b) of this Agreement.

          (c)  For purposes of this Agreement, "Takeover Proposal" means any
                                                -----------------
offer or proposal for, or any indication of interest in, a merger or other business combination involving Genovo or the acquisition of any substantial equity interest in, or a significant portion of the assets of, Genovo, other than the transactions contemplated by this Agreement. For purposes of this Agreement, "Superior Proposal" means any bona fide Takeover Proposal on terms
            -----------------
that Genovo's board of directors determines in its good faith judgment (after consultation with a financial advisor of nationally recognized reputation, taking into account all the terms and conditions of the Takeover Proposal, including any breakup fees, expense reimbursement provisions and conditions to consummation) are more favorable to Genovo Stockholders than this Agreement and the Merger taken as a whole, and for which financing, to the extent required, is then fully committed or reasonably determined to be available by Genovo's board of directors.

          (d) Genovo will, and will cause its officers, directors, employees, agents or representatives to, immediately cease and cause to be terminated all discussions and negotiations, if any, that have taken place before the date of this Agreement with any party with respect to any Takeover Proposal.

          4.4  Notices.  Genovo shall give all notices and other information
               -------
required to be given to the employees of Genovo, any collective bargaining unit representing any group of employees of Genovo, and any applicable government authority under the WARN Act, the National Labor Relations Act, the Code, COBRA, and other applicable Laws in connection with the transactions provided for in this Agreement.

          4.5  Termination of 401(k) Plan; Rollover of Distributions.  Before
               -----------------------------------------------------
the Effective Time, Genovo shall take all necessary action to terminate its 401(k) Plan (the "Genovo 401(k) Plan") and to ensure that each employee of
                  ------------------
Genovo is fully vested in his or her account balance under the Genovo 401(k) Plan. As soon as practicable following approval by the Internal Revenue Service of the termination of the Genovo 401(k) Plan or at such earlier time as Targeted may deem reasonably practicable, the assets of the Genovo 401(k) Plan shall be distributed and Targeted shall permit the employees of Genovo employed by the Surviving Corporation to roll their distributions into Targeted's 401(k) Plan.

                                 ARTICLE FIVE

     5.   Additional Agreements.
          ---------------------

          5.1  Efforts and Further Assurances.  Subject to the terms and
               ------------------------------
conditions of this Agreement, each of Targeted, Genovo and, as specifically indicated in this Article Five, Biogen, shall use its commercially reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable under applicable Law to consummate the Merger and the other transactions contemplated by this Agreement and to fulfill and cause to be fulfilled the conditions to closing under this Agreement. Each of Targeted, Genovo and, as specifically indicated in this Article Five, Biogen, at the reasonable request of another party to this Agreement, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated by this Agreement.

          5.2  Consents; Cooperation.  In furtherance and not in limitation of
               ---------------------
the covenants of the parties contained in this Article Five:

          (a) Each of Targeted and Genovo shall use its commercially reasonable best efforts to promptly (i) obtain from any Governmental Entity any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Targeted or Genovo or any of Targeted's subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated under this Agreement, and (ii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under the Securities Act, the Exchange Act and any other applicable federal, state or foreign securities Laws.

          (b) Each of Targeted and Biogen agrees to make any required filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by this Agreement as promptly as practicable and in any event within 10 business days of the date of this Agreement, to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to take all other actions reasonably necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable. The fee for the initial filing with respect to the transactions contemplated by this Agreement (and the fees, if any, for subsequent filings of such information and documentary material as may be requested) shall be paid by Biogen.

          (c) (i) Each of Targeted, Genovo and Biogen, as applicable, shall use its commercially reasonable best efforts to resolve any objections as may be asserted by any Governmental Entity with respect to the transactions contemplated by this Agreement under the HSR Act, the Sherman Act, the Clayton Act, the Federal Trade Commission Act and any other federal, state or foreign Law or administrative or judicial doctrines or decisions that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition (collectively, the "Antitrust Laws"). In connection therewith,
                                   --------------
if any administrative or judicial action or proceeding is instituted (or threatened to be instituted), including any proceeding by a private Person, challenging any transaction contemplated by this Agreement as violative of any Antitrust Law, each of Targeted, Genovo and Biogen, as applicable, shall cooperate in all respects with each other and each shall use its commercially reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent (each of these, an "Order"), that is in effect and that prohibits, prevents or restricts
------
consummation of the Merger or any such other transactions contemplated by this Agreement.

               (ii) Each of Targeted, Genovo and Biogen, as applicable, shall use its commercially reasonable best efforts to (A) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private Person; (B) keep the other party informed in all material respects of any material communication received by such party from, or given by such party to, the Federal Trade Commission (the "FTC"), the Antitrust Division of the
                                   ---
Department of Justice (the "DOJ") or any other Governmental Entity and of any
                            ---
material communication received or given in connection with any proceeding by a private Person, in each case regarding any of the transactions contemplated by this Agreement; and (C) permit the other party to review any material communication given by it to, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ or any such other Governmental Entity or, in connection with any proceeding by a private Person, with any other Person, and to the extent permitted by the FTC, the DOJ or such other applicable Governmental Entity or other Person, give the other party the opportunity to attend and participate in such meetings and conferences.

               (iii) Notwithstanding anything to the contrary in this subsection (c), (A) neither Targeted nor any of its subsidiaries shall be required to divest any of their respective businesses, product lines or assets, or to take or agree to take any other action or agree to any limitation that would reasonably be expected to have a Material Adverse Effect on Targeted or Targeted combined with the Surviving Corporation after the Effective Time; (B) Genovo shall not be required to divest any of its businesses, product lines or assets, or to take or agree to take any other action or agree to any limitation that would reasonably be expected to have a Material Adverse Effect on Genovo; and (C) Biogen shall not be required to divest any of its businesses, product lines or assets, or to take or agree to take any other action or agree to any limitation that would reasonably be expected to have a Material Adverse Effect on Biogen.

               (iv) Notwithstanding the foregoing or any other provision of this Agreement, nothing in this subsection (c) shall limit Targeted's or Genovo's right to terminate this Agreement pursuant to Section 7.1.

          (d) From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, each of Targeted, Genovo and Biogen shall promptly notify the other parties in writing of any pending or, to the knowledge of such party, notice, threatened action, proceeding or investigation by any Governmental Entity or any other Person (i) concerning the transactions contemplated by this Agreement, (ii) challenging or seeking material damages in connection with this Agreement or the transactions contemplated under this Agreement or (iii) seeking to restrain or prohibit the consummation of the Merger or the transactions contemplated under this Agreement or otherwise limit the right of Targeted or its subsidiaries to own or operate all or any portion of the businesses or assets of Genovo.

          (e) Each of Targeted and Genovo shall give or cause to be given any required notices to other Persons, and use its commercially reasonable best efforts to obtain all consents, waivers and approvals from other Persons (i) necessary, proper or advisable to consummate the transactions contemplated under this Agreement, (ii) disclosed or required to be disclosed in the Genovo Disclosure Memorandum or the Targeted Disclosure Memorandum or (iii) required to prevent a Material Adverse Effect on Genovo, Targeted or the Surviving Corporation from occurring before or after the Effective Time. If Targeted or Genovo shall fail to obtain any third-party consent, waiver or approval described in this subsection (e), it shall use its commercially reasonable best efforts, and shall take any such actions reasonably requested by the other party, to minimize any adverse effect upon Targeted and Genovo, Targeted's subsidiaries and their respective businesses resulting (or that would reasonably be expected to result after the Effective Time) from the failure to obtain such consent, waiver or approval. Genovo and Targeted shall promptly notify each other of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement.

          (f) Each of Targeted and Genovo will, and Targeted will cause its subsidiaries to, take all reasonable actions necessary to comply promptly with all legal requirements that may be imposed on them with respect to the consummation of the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to any party to this Agreement necessary in connection with any such requirements imposed upon such other party in connection with the consummation of the transactions contemplated by this Agreement.

          5.3  Access to Information.
               ---------------------

          (a) To the extent permitted by applicable Law, from the date of this Agreement until the Effective Time, Genovo shall afford Targeted and its accountants, counsel and other representatives, reasonable access during normal business hours during the period before the Effective Time to (i) all of Genovo's properties, books, contracts, commitments and records, and (ii) all other information concerning the business, properties and personnel of Genovo as Targeted may reasonably request, which information shall be held in confidence pursuant to the Confidentiality Agreement (as defined in Section 5.4 of this Agreement). Genovo agrees to provide to Targeted and its accountants, counsel and other representatives copies of internal financial statements promptly upon request.

          (b) To the extent permitted by applicable Law, from the date of this Agreement until the Effective Time, each of Targeted and Genovo shall confer on a regular and frequent basis with one or more representatives of the other party to report material operational matters and the general status of ongoing operations. Targeted shall provide Genovo reasonable access to its accountants, counsel and other representatives.

          (c) No information or knowledge obtained in any investigation pursuant to this Section 5.3 shall affect or be deemed to modify any representation or warranty contained in this Agreement or the conditions to the obligations of the parties to consummate the Merger.

          5.4  Confidentiality.  The parties acknowledge that Targeted and
               ---------------
Genovo have previously executed a nondisclosure agreement (the "Confidentiality
                                                                ---------------
Agreement"), which shall continue in full force and effect in accordance with
---------
its terms.

          5.5  Public Disclosure.  So long as this Agreement is in effect,
               -----------------
Targeted, Genovo and Biogen shall consult with each other before issuing any press release or otherwise making any public statement (whether or not in response to an inquiry) regarding the terms of this Agreement and the transactions contemplated by this Agreement. Except as may be required by applicable Law, no party to this Agreement, without the prior written approval of the other parties, shall issue any such press release or make any other public statement (a) before consulting with and providing the other parties with a reasonable opportunity to comment on such press release or public statement and (b) that is not reasonably acceptable to the other parties.

          5.6  FIRPTA.  Genovo shall, before the Closing Date, provide Targeted
               ------
with a duly executed Foreign Investment and Real Property Tax Act of 1980 ("FIRPTA") Notification Letter, which shall state that shares of Genovo Capital
  ------
Stock do not constitute "United States real property interests" under Section
                         -------------------------------------
897(c) of the Code, for purposes of satisfying Targeted's obligations under Treasury Regulation Section 1.1445-2(c)(3).

          5.7  State Statutes.  If any state takeover Law is or may become
               --------------
applicable to the Merger, each of Targeted and Genovo shall take such actions as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such state takeover Law on the Merger.

          5.8  Blue Sky Laws.  Targeted shall take such steps as may be
               -------------
necessary to comply with the securities and blue sky Laws of all jurisdictions that are applicable to the issuance of the Targeted Common Stock in connection with the Merger. Genovo shall use its commercially reasonable best efforts to assist Targeted as may be necessary to comply with the securities and blue sky Laws of all jurisdictions that are applicable in connection with the issuance of Targeted Common Stock in connection with the Merger.

          5.9  Listing of Additional Shares.  Before the Effective Time,
               ----------------------------
Targeted shall file with the Nasdaq National Market a Notification Form for Listing of Additional Shares with respect to the shares of Targeted Common Stock issuable upon the conversion of the Genovo Capital Stock in the Merger and upon the exercise of the Genzyme Options, and shall use its best efforts to have such shares approved for listing on the Nasdaq National Market, subject to official notice of issuance.

          5.10 Information Statement; Stockholder Approval.
               -------------------------------------------

          (a) As soon as practicable (and, in any event, within 30 days) after the execution of this Agreement, Targeted shall prepare, with the cooperation and assistance of Genovo, an Information Statement (the "Information Statement")
                                                         ---------------------
for distribution to the Genovo Stockholders to approve this Agreement, the Merger and the transactions contemplated by this Agreement. The Information Statement shall constitute (i) a disclosure document for the offer and issuance of the shares of Targeted Common Stock to be received as Merger Consideration and, if applicable, as Contingent Merger Consideration by the Genovo Stockholders and Genovo Optionholders in the Merger and (ii) a proxy statement for the solicitation by Genovo's board of directors of the approval by the requisite vote of Genovo Stockholders of this Agreement and the Merger. Targeted and Genovo shall each use its commercially reasonable best efforts to cause the Information Statement to comply with all applicable federal and state securities Laws.

          (b) Each of Targeted and Genovo agrees to provide promptly to the other such information concerning its business and financial statements and affairs as, in the reasonable judgment of the providing party or its counsel, may be required or appropriate for inclusion in the Information Statement, or in any amendments or supplements to the Information Statement, and to cause its counsel and auditors to cooperate with the other's counsel and auditors in the preparation of the Information Statement. The information supplied by each of Targeted and Genovo for inclusion in the Information Statement shall not, at (i) the time the Information Statement is first mailed to the Genovo Stockholders, (ii) the time of the Special Meeting (as defined in Section 5.11 of this Agreement), and (iii) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statement not misleading. Genovo will promptly advise Targeted, and Targeted will promptly advise Genovo, in writing if at any time before the Effective Time either Genovo or Targeted shall obtain knowledge of any facts that might make it necessary or appropriate to amend or supplement the Information Statement in order to make the statements contained or incorporated by reference in the Information Statement not untrue or misleading or to comply with applicable Law.

          (c) Subject to the third sentence of Section 5.11 of this Agreement, the Information Statement shall contain the recommendation of Genovo's board of directors that Genovo Stockholders approve the Merger and this Agreement and the conclusion of Genovo's board of directors that the terms and conditions of the Merger are advisable and fair to Genovo Stockholders.

          5.11  Special Meeting of Stockholders.  As promptly as practicable
                -------------------------------
after the date of this Agreement (unless this Agreement shall have been earlier terminated pursuant to Article Seven of this Agreement), Genovo shall take all action necessary in accordance with the DGCL and Genovo's certificate of incorporation and bylaws to convene a special meeting of the Genovo Stockholders (the "Special Meeting") for the purposes of voting on the approval of this
      --------------
Agreement, the Certificate of Merger and the transactions contemplated by this Agreement and the Certificate of Merger. Subject to the applicable provisions of the DGCL (unless this Agreement shall have been earlier terminated pursuant to Article Seven of this Agreement), Genovo shall take all action reasonably necessary or advisable to secure the vote or consent of the Genovo Stockholders required under the DGCL and Genovo's certificate of incorporation and bylaws to effect the Merger. Genovo's board of directors shall be permitted to (a) decline to recommend to Genovo Stockholders that they give the requisite stockholder approval or (b) withdraw or modify in a manner adverse to Targeted its recommendation to Genovo Stockholders that they give the requisite stockholder approval, only if and to the extent Genovo's board of directors, after consultation with and based upon the advice of independent legal counsel, by a majority vote determines in its good faith judgment that such action is necessary for Genovo's board of directors to comply with its fiduciary duties to Genovo Stockholders under applicable Law.

          5.12  Voting Agreements; Lockup Agreements.
                ------------------------------------

          (a) Genovo shall have delivered, concurrently with the execution of this Agreement, a Voting Agreement, substantially in the form attached to this Agreement as Exhibit G (the "Voting Agreement"), executed by Targeted and the
             ----------      ----------------
holders of at least 75% of the Genovo Capital Stock entitled to vote on the Merger, including Biogen, pursuant to which each such Genovo Stockholder has agreed, among other things, to vote at the Special Meeting in favor of the approval of this Agreement and the Merger.

               (b) Genovo shall use its best efforts to deliver or cause to be delivered to Targeted, concurrently with the execution of this Agreement and, in each case, before the Effective Time, an executed Lockup Agreement, substantially in the form attached to this Agreement as Exhibit H (the "Lockup
                                                        ---------       ------
Agreement"), from each holder of Genovo Capital Stock or Genovo Stock Options
---------
exercisable for Genovo Capital Stock (or both) convertible in the Merger into an aggregate of at least 20,000 shares of Targeted Common Stock or options to purchase Targeted Common Stock, pursuant to which each such Genovo Stockholder or Genovo Optionholder shall agree not to sell or otherwise transfer or dispose of any shares of Targeted Common Stock he, she or it receives in the Merger or upon the exercise of Roll-Over Options after the Merger during the 30-month period beginning on the Effective Date; provided, however, that such shares of Targeted Common Stock shall be released from the restrictions on transfer in accordance with the provisions set forth in such holder's Lockup Agreement. Targeted and Merger Sub shall be entitled to place appropriate legends on the certificates evidencing any Targeted Common Stock to be received by such Genovo Stockholders or Genovo Optionholders pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for Targeted Common Stock, consistent with the terms of such holder's Lockup Agreement.

               5.13  Maintenance of Genovo Indemnification Obligations.
                     -------------------------------------------------

               (a) Targeted agrees that, for a period of six years after the Effective Time, it shall, and shall cause the Surviving Corporation and its other subsidiaries to, indemnify, hold harmless and defend each of the Indemnified Genovo Parties (as defined below), to the fullest extent permitted by applicable Law, to the extent such indemnification is provided for in the certificate of incorporation and bylaws of Genovo as in effect immediately before the Effective Time, with respect to any claim, liability, loss, damage, judgment, fine, penalty, amount paid in settlement or compromise, cost or expense (including reasonable fees and expenses of legal counsel), including liability arising under the Securities Act, the Exchange Act or any state Law (any of these, a "Loss"), against any Indemnified Genovo Party in his or her
                  ----
capacity as, as applicable, (i) an employee, agent, officer or director of Genovo, whenever asserted or claimed, based in whole or in part on, or arising in whole or in part out of, any facts or circumstances occurring at or before the Effective Time (including in connection with the transactions contemplated by this Agreement), whether commenced, asserted or claimed before or after the Effective Time, or (ii) the Stockholders' Representative (as defined in Section
8.8 of this Agreement), whenever asserted or claimed, arising out of any action taken by such Stockholders' Representative in his or her capacity as Stockholders' Representative. In the event of any Loss, Targeted shall pay the reasonable fees and expenses of counsel selected by the Indemnified Genovo Party promptly after statements are received, and shall otherwise advance to such Indemnified Genovo Party, upon request, reimbursement of documented expenses reasonably incurred. For purposes of this Section 5.13, "Indemnified Genovo
                                                         ------------------
Party" shall mean any person (x) who is now, or has been at any time before the
-----
Effective Time, an officer, director, employee or agent of Genovo or its successors and assigns or (y) who is or has been at any time the Stockholders' Representative.

               (b) Targeted shall, or shall cause the Surviving Corporation to, maintain in effect for a period of six years after the Effective Time the current policies of directors' and officers' liability insurance maintained by Genovo as of the date of this Agreement (provided that Targeted may substitute insurance policies with reputable and financially sound carriers having at least the same coverage and amounts of such policies and containing terms and conditions that are no less advantageous to the persons currently covered by such policies), which shall be available with respect to facts or circumstances occurring at or before the Effective Time; provided that if the aggregate annual premiums for such insurance during such six-year period shall exceed 300% of the per-annum rate of the aggregate premium currently paid by Genovo for such insurance as of the date of this Agreement, then Targeted shall cause the Surviving Corporation to, and the Surviving Corporation shall, provide the most advantageous coverage that shall then be available at an annual premium equal to 300% of such rate.

               (c) The provisions of this Section 5.13 shall be in addition to any other rights available to the Indemnified Genovo Parties under the certificate of incorporation or bylaws of Genovo or under the DGCL. The rights under this Section 5.13 shall survive consummation of the Merger and are expressly intended to benefit each Indemnified Genovo Party. Targeted agrees to pay all reasonable expenses (including fees and expenses of counsel) that may be incurred by any Indemnified Genovo Party in successfully enforcing the indemnity or other obligations under this Section 5.13.

               (d) In the event Targeted or any of its successors or assigns or the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Targeted or the Surviving Corporation, as the case may be, fully assume the obligations set forth in this Section 5.13.

               5.14  Reorganization Treatment. Neither Genovo nor Targeted shall
                     ------------------------
take any action (either before or after the Closing) that would cause the Merger to fail to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Targeted and Genovo agree to file their federal and applicable state income tax returns consistent with treatment of the Merger as a tax-free reorganization. Each of Genovo, Targeted and Biogen shall execute and deliver to Weil, Gotshal & Manges, LLP, counsel to Genovo ("Weil"), and to
                                                            ----
Orrick, Herrington & Sutcliffe LLP, counsel to Targeted ("Orrick"), certificates
                                                          ------
substantially in the forms attached to this Agreement as Exhibit I-1, Exhibit I-
                                                         -----------  ----------
2, and Exhibit I-3, at such time or times as reasonably requested by such law
-      -----------
firms, in connection with their delivery of the opinions described in Section 6.1(d) of this Agreement. None of Genovo, Targeted, Merger Sub or Biogen shall take or cause to be taken any action that would cause to be untrue any of the representations and covenants in such certificates.

               5.15  Board of Directors. As soon as practicable after the
                     ------------------
Closing, Targeted's board of directors shall take all necessary action to appoint Joseph M. Davie (or a substitute nominee, as provided below) to the Targeted board of directors and, in connection with Targeted's annual meetings of shareholders, shall nominate him for election to the board in the applicable class of directors for each of the next two terms subsequent to such initial nomination. Biogen shall have the right to substitute a nominee at any time, provided that such nominee is an executive officer of Biogen of at least the level of vice president and is reasonably acceptable to Targeted.

               5.16  Obligations of Merger Sub. Targeted shall take all action
                     -------------------------
necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

               5.17  Biogen Demand Notes. Biogen agrees to convert at Closing
                     -------------------
(a) the promissory notes payable by Genovo to Biogen, dated February 1998 and June 1998, respectively, with an aggregate outstanding principal amount of $500,000, and (b) the remaining outstanding principal balance of $150,000 on the Hajoca building loan, into a no-interest promissory note from Targeted in the amount of $650,000, with a term of five years and other terms and conditions reasonably acceptable to Biogen and Targeted.

               5.18  Escrow Agreement. On or before the Effective Time,
                     ----------------
Targeted, Genovo, the Escrow Agent and the Stockholders' Representative (as defined in Section 8.8 of this Agreement) shall execute the Escrow Agreement contemplated by Section 8.4(b) of this Agreement, substantially in the form attached to this Agreement as Exhibit J (the "Escrow Agreement").
                              ---------       ----------------

               5.19  Registration of Shares.
                     ----------------------

               (a)   Shelf Registration. As soon as practicable after the
                     ------------------
Closing Date, but in no event later than 60 days after the Closing Date, Targeted shall, at its own expense, prepare and file with the SEC a registration statement on Form S-3 or, if Targeted is ineligible to use Form S-3, then on Form S-1 (the "Registration Statement"), registering for resale the shares of
               ----------------------
Targeted Common Stock to be issued in the Merger pursuant to Section 1.6(a) and any shares issued as Contingent Merger Consideration to the holders of Genovo Common Stock and Genovo Optionholders pursuant to Section 1.6(h) of this Agreement (the "Registrable Securities"), which sales may be effected from time
                ----------------------
to time on the Nasdaq National Market (or any other national securities exchange on which Targeted Common Stock is then traded) or in privately negotiated transactions. Targeted shall use its commercially reasonable best efforts to (i) cause the Registration Statement to be declared effective by the SEC as soon as practicable after filing and (ii) cause the Registration Statement to remain effective until the earlier of (A) the second anniversary of the Closing Date, or (B) the date on which all of the Registrable Securities have been sold.

               (b)   Demand Registration.
                     -------------------

                     (i) Beginning on the second anniversary of the Closing Date and continuing so long as any holder of Registrable Securities is deemed to be an "affiliate" of Targeted, as that term is defined in the rules and regulations under Securities Act (each such affiliate holding Registrable Securities, an "Affiliate Holder"), upon the written request of any Affiliate
                ----------------
Holder, Targeted shall, as soon as practicable but in no event later than 30 days after such request, prepare and file with the SEC, at its own expense, a registration statement on Form S-3 (the "Demand Registration Statement"),
                                         -----------------------------
registering for resale all or such portion of the Registrable Securities then owned by such Affiliate Holder as are requested by such Affiliate

Holder. Targeted shall give written notice to all other Affiliate Holders within 10 days of receipt of a request for registration pursuant to this subsection (b) and include all Registrable Securities of any Affiliate Holder joining in such request as are specified in a written request received by Targeted within 10 days after the date of such written notice from Targeted. Targeted shall use its commercially reasonable best efforts to (A) cause the Demand Registration Statement to be declared effective by the SEC as soon as practicable after filing and (B) cause the Demand Registration Statement to remain effective until the earlier of 180 days from the effective date of the Demand Registration Statement and the date on which all of the Registrable Securities covered by the Demand Registration Statement have been sold. Each Affiliate Holder shall be entitled to request that Targeted effect up to two Demand Registration Statements; provided, however, that Targeted shall not be required to file more than two Demand Registration Statements in any 12-month period.

                     (ii) Targeted shall not be obligated to effect any such registration pursuant to this subsection (b) if (A) Form S-3 is not available for such registration; (B) the Affiliate Holder(s) whose Registrable Securities are to be included in the Demand Registration Statement (together with the holders of any other securities of Targeted entitled to inclusion in such registration) propose to sell Registrable Securities (and such other securities entitled to inclusion in such registration, if any) at an aggregate price to the public of less than $5,000,000; (C) Targeted shall furnish to the requesting Affiliate Holder(s) a certificate signed by the president of Targeted stating that (1) Targeted is engaged or has bona fide plans to engage in a registered public offering or is engaged in any other activity that, in the good faith judgment of Targeted's board of directors, would be adversely affected by the requested registration or (2) the requested registration would involve initial or continuing disclosure obligations that are not in the best interests of Targeted's shareholders at such time, in which event Targeted shall have the right to defer the filing of the Demand Registration Statement for a period of not more than 90 days after receipt of the request; provided, however, that Targeted may not exercise such right to delay a request more than once in any 12-month period; or (D) Targeted has already effected one such Demand Registration Statement pursuant to this subsection (b) within the 180-day period preceding the date of the request.

               (c) With respect to each of the Registration Statements and each Demand Registration Statement, Targeted shall:

                     (i) prepare and file with the SEC such amendments and supplements to the Registration Statement and Demand Registration Statement and take such other action, if any, as may be necessary to comply with the Securities Act;

                     (ii) promptly furnish to the holders of Registrable Securities such number of copies of the Prospectus (as defined in subsection
(f)(i) of this Section 5.19), including any supplements to or amendments to the Prospectus, as such holders may reasonably request, in order to facilitate the disposition of all or any of the Registrable Securities covered by the Registration Statement or the Demand Registration Statement;

                     (iii) use its commercially reasonable best efforts to register and qualify the Registrable Securities under the securities laws of such states as the holder of Registrable Securities may reasonably request; provided, however, that Targeted shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

                     (iv) bear all expenses in connection with the procedures in subsections (a) and (b) and clauses (i) through (iii) of this subsection (c), other than any fees and expenses of counsel or other advisors to the holders of Registrable Securities and brokerage fees and commissions incurred by such holders.

               (d)   Transfer of Shares After Registration. Biogen agrees that
                     -------------------------------------
it will not effect any disposition of the Registrable Securities or its right to receive the Registrable Securities that would constitute a sale within the meaning of the Securities Act, except pursuant to the registration statements contemplated by this Section 5.19 and the Biogen Funding Agreement or as otherwise permitted by applicable Law, and that it will promptly notify Targeted of any changes in the information set forth in the Registration Statement or any Demand Registration Statement, as applicable, regarding Biogen or its plan of distribution.

               (e)   Transferability of Registration Rights. The rights of
                     --------------------------------------
holders of Registrable Securities under this Section 5.19 are not transferable except in connection with (i) a transfer during such holder's lifetime or, on death, by will or intestacy, to members of such holder's immediate family (as defined below) or to trusts exclusively for the benefit of members of such holder's immediate family, or to a charity qualified under Section 501(c)(3) of the Code; (ii) a distribution of any of the Registrable Securities, without additional consideration, to the underlying beneficial owners of the Registrable Securities (such as the general partners, limited partners, members, shareholders or trust beneficiaries of a Genovo Stockholder); or (iii) a transfer to an affiliate of such holder, provided that such holder notifies Targeted of such transfer and each such transferee or distributee shall be deemed to be a holder of such Registrable Securities for purposes of this
Section 5.19. For purposes of this Section 5.19, "immediate family" shall mean
                                                  ----------------
such holder's spouse, lineal descendant, father, mother, brother or sister.

               (f)   Indemnification.
                     ---------------

                     (i) Targeted agrees to indemnify, defend and hold harmless each of the Genovo Stockholders and each person, if any, who controls any Genovo Stockholder within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Genovo Stockholders or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state Law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of Targeted, which consent shall not be unreasonably withheld) (any of these, a "Registration Statement Loss"), insofar
                                         ---------------------------
as such Registration Statement Losses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or the Demand Registration Statement (as applicable), including the Prospectus (as defined below), exhibits, financial statements and schedules, and all other documents filed as a part of the Registration Statement or the Demand Registration Statement (as applicable), as amended at the time of effectiveness of the Registration Statement or the Demand Registration Statement (as applicable), including any information deemed to be a part of the Registration Statement or the Demand Registration Statement (as applicable) as of the time of effectiveness pursuant to paragraph (b) of Rule 431A or pursuant to Rule 434 under the Securities Act or
(B) the Prospectus, in the form first filed with the SEC pursuant to Rule 424(b) under the Securities Act, or filed as part of the Registration Statement or the Demand Registration Statement (as applicable) at the time of effectiveness if no Rule 424(b) filing is required, as such prospectus may be amended or supplemented after the time of effectiveness (the "Prospectus"), or arise out of
                                                   ----------
or are based upon the omission or alleged omission to state in any of them a material fact required to be stated or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading. Targeted shall reimburse each Genovo Stockholder and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Genovo Stockholder or such controlling person in connection with investigating, defending, settling, compromising or paying any such Registration Statement Losses; provided, however, that Targeted will not be liable in any such case to the extent that any such Registration Statement Loss arises out of or is based upon (X) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Demand Registration Statement (as applicable), the Prospectus or any amendment or supplement of the Registration Statement or the Demand Registration Statement (as applicable) or Prospectus in reliance upon and in conformity with written information furnished to Targeted by or on behalf of such Genovo Stockholder expressly for use in the Registration Statement or the Demand Registration Statement (as applicable) or the Prospectus, (B) the failure of such Genovo Stockholder to comply with the covenants and agreements contained in subsection (d) of this Section 5.19 respecting the resale of the Registrable Securities, or (C) any untrue statement or omission of a material fact required to make a statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to such Genovo Stockholder before the pertinent sale or sales by such Genovo Stockholder.

                     (ii) The Genovo Stockholders shall indemnify and hold harmless each of Targeted, each of its directors, each of its officers who signed the Registration Statement or the Demand Registration Statement (as applicable) or controlling person from any and all Registration Statement Losses to which they may become subject under the Securities Act, the Exchange Act or any other federal or state Law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Genovo Stockholders, which consent shall not be unreasonably withheld) insofar as such Registration Statement Losses (or actions in respect thereof as contemplated below) arise out of or are based upon (A) any failure to comply with the covenants and agreements contained in subsection (d) of this Section
5.19 respecting the resale of the Registrable Securities or (B) any untrue or alleged untrue statement of any material fact contained in the Registration Statement or the Demand Registration Statement (as applicable), the Prospectus or any amendment or supplement to the Registration Statement or the Demand Registration Statement (as applicable) or Prospectus, or arise out of or are based upon the omission or alleged omission to state in the Registration Statement or the Demand Registration Statement (as applicable) or Prospectus a material fact required to be stated or necessary to make the statements in any of them not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or the Demand Registration Statement (as applicable), the Prospectus, or any amendment or supplement to the Registration Statement or the Demand Registration Statement (as applicable) or the Prospectus, in reliance upon and in conformity with written information furnished to Targeted by or on behalf of any Genovo Stockholder expressly for use in the Registration Statement or the Demand Registration Statement (as applicable) or Prospectus; provided, however, that the Genovo Stockholders shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission for which any Genovo Stockholder has delivered to Targeted in writing a correction before the occurrence of the transaction from which such Registration Statement Loss was incurred. Any such Registration Statement Losses described in this subsection
(f)(ii) shall constitute Damages under Section 8.2(a) of this Agreement.

                     (iii) An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will pay the fees and expenses of only one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other indemnified party with respect to such claim, in which case the indemnifying party will pay the fees and expenses of additional counsel.

               (g) So long as Registrable Securities remain outstanding (subject to subsection (h) of this Section 5.19), Targeted shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action to the extent required to enable the Genovo Stockholders to sell the Registrable Securities pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

               (h)   Notwithstanding anything to the contrary contained in this
Section 5.19, all of Targeted's obligations under this Section 5.19 (other than Targeted's obligation to indemnify any Genovo Stockholder for a Registration Statement Loss pursuant to subsection (f)(i) of this Section 5.19) with respect to any holder of Registrable Securities (including its obligation to maintain the effectiveness of the Registration Statement or file and maintain the effectiveness of any Demand Registration Statement with respect to the Registrable Securities of such holder) shall terminate and expire on the earliest date on which all Registrable Securities held by such holder can be sold without registration pursuant to Rule 144(k) under the Securities Act, at which time such Registrable Securities shall cease to be "Registrable Securities" within the meaning of this Section 5.19. At such time, Targeted shall, upon receipt of appropriate supporting documentation as may be reasonably requested by Targeted, authorize the removal of the restrictive legend on such holder's stock certificate(s).

               5.20  Roll-Over Stock Option Plan. Before the Closing Date, and
                     ---------------------------
contingent upon the consummation of the Merger, Targeted's board of directors shall approve the creation of, and Targeted shall create, the Roll-Over Stock Option Plan. Targeted's board of directors shall recommend the Roll-Over Stock Option Plan to the Targeted shareholders for approval and shall use its commercially reasonable best efforts to have the Roll-Over Stock Option Plan duly approved by Targeted's shareholders within 12 months of the creation of the Roll-Over Stock Option Plan. As soon as practicable after the Closing Date, but in no event later than 30 days after the Closing Date, Targeted shall prepare and file with the SEC a Registration Statement on Form S-8 (or a successor form or other appropriate form) (a "Form S-8") to register the Roll-Over Options and
                               --------
the shares of Targeted Common Stock issuable upon the exercise of the Roll-Over Options. Targeted shall use its commercially reasonable best efforts to have the Form S-8 declared effective by the SEC as soon as practicable after filing and to take any other action, if any, as may be necessary to cause the Form S-8 (and the prospectus contained in the Form S-8) to remain effective until all such securities subject to the Roll-Over Stock Option Plan have been issued.

               5.21  Employee Benefits.
                     ------------------

               (a)   Past Service Credit. With respect to Targeted's employee
                     -------------------
benefit programs and arrangements that will cover or otherwise benefit any of the Continuing Employees (as defined in Section 1.6(c) of this Agreement), Targeted agrees that service with Genovo and its affiliates shall be included for purposes of determining such Continuing Employees' eligibility for benefits (including eligibility for retirement or early retirement), vesting and, solely with respect to vacation and severance benefits, annual rate of benefit accrual.

               (b)   Vacation. Except to the extent required by applicable Law,
                     --------
Genovo shall not pay Continuing Employees for any vacation accrued and unused through the Closing Date. Targeted shall provide each Continuing Employee, without duplication of benefits, vacation time rather than cash in lieu of vacation time for the vacation accrued and unused by such Continuing Employee through the Closing Date, as set forth in Schedule 5.21(b) to the Genovo Disclosure Memorandum, up to a maximum of 160 hours for each Continuing Employee.

               (c)   Medical Plan. Targeted shall grant credit for amounts paid
                     ------------
by Continuing Employees with respect to health benefits during the plan year that includes the Closing Date, and shall offer Continuing Employees the option to choose a Targeted health benefit plan that does not exclude preexisting conditions from benefits under such plan to any greater extent than such preexisting conditions are excluded under Genovo's health plans.

               5.22  Amendment of Stock Option Grant Letter Agreements. On or
                     -------------------------------------------------
before the fourth business day before the Closing, Genovo shall amend the option grant letter agreement or agreements of each Consultant, if necessary, to permit the cancellation of Accelerated Options as provided in Section 1.6(c) of this Agreement without further consent or approval of such Consultant, and shall deliver a copy of such amended option grant letter agreements to Targeted.

               5.23  University of Pennsylvania Amendment. Targeted shall use
                     ------------------------------------
its commercially reasonable best efforts to execute the University of Pennsylvania Amendment (as defined in Section 8.11) as soon as reasonably practicable after the Effective Date and, in any event, on or before the Escrow Termination Date.

                                  ARTICLE SIX

          6.   Conditions to the Merger.
               ------------------------

               6.1  Conditions to Obligations of Each Party to Effect the
                    -----------------------------------------------------
Merger. The respective obligations of each party to this Agreement to consummate
------
the Merger shall be subject to the satisfaction (or written waiver by each party for whose benefit the applicable condition exists) of each of the following conditions:

               (a)   Stockholder Approval. This Agreement and the Merger shall
                     --------------------
have been duly approved and adopted by the holders of a majority of the shares of Genovo Capital Stock outstanding as of the record date set for the Special Meeting.

               (b)   No Injunctions or Restraints; Illegality. No temporary
                     ----------------------------------------
restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or any applicable Law (any of these, a "Restraint") shall prohibit or enjoin the consummation of the Merger, and no
 ---------
proceeding instituted by any Governmental Agency seeking a Restraint shall be pending; provided, however, that each of the parties to this Agreement shall have used its commercially reasonable best efforts to prevent the entry of any such Restraints and to appeal as promptly as possible any such Restraints that may have been entered.

               (c)   HSR Act. The required waiting period (and any extension of
                     -------
the waiting period) under the HSR Act shall have expired or the DOJ or the FTC shall have earlier terminated the waiting period.

               (d)   Tax Opinion. Targeted and Genovo shall have received
                     -----------
written opinions from Orrick and Weil, respectively, dated as of the Effective Date, to the effect that the Merger will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and such opinions shall not have been withdrawn. In rendering such opinions, Orrick and Weil shall be entitled to rely upon the representations and covenants of Targeted, Genovo and Biogen contained in the certificates described in Section 5.14 of this Agreement.

               (e)   Listing of Additional Shares. The shares of Targeted Common
                     ----------------------------
Stock issuable to Genovo Stockholders in the Merger, to Genzyme upon the exercise of the Genzyme Options and to the holders of Genovo Optionholders upon the exercise of Roll-Over Options shall have been approved for listing on the Nasdaq National Market, subject to official notice of issuance.

               (f)   Escrow Agreement. Targeted, Genovo, the Escrow Agent and
                     ----------------
the Stockholders' Representative (as defined in Section 8.8 below) shall have executed and delivered the Escrow Agreement.

               (g)   Genzyme Options. Targeted, Genovo and Genzyme shall have
                     ---------------
executed and delivered the Genzyme Assumption Agreement.

               (h)   University of Pennsylvania Amendment. Targeted and the
                     ------------------------------------
Stockholders' Representative shall have executed the Targeted-Stockholders' Representative Agreement (as defined in Section 8.11(a) of this Agreement).

               6.2   Conditions to Obligations of Genovo. The obligations of
                     -----------------------------------
Genovo to consummate the Merger shall be subject to the satisfaction (or written waiver by Genovo) of each of the following additional conditions:

               (a)   Representations, Warranties and Covenants.
                     -----------------------------------------

                     (i) Each of the representations and warranties of Targeted and Merger Sub in this Agreement that are qualified as to materiality shall be true and correct, and those that are not so qualified shall be true and correct in all material respects, in each case on and as of the Effective Time as though such representation or warranty had been made on and as of such time

(provided that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date), and

                     (ii) Targeted and Merger Sub shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by them as of the Effective Time.

               (b)   Certificates of Targeted and Merger Sub.
                     ---------------------------------------

                     (i) Each of Targeted and Merger Sub shall have provided Genovo with a certificate executed by its president or its chief financial officer to the effect that, as of the Effective Time, each of the conditions set forth in Section 6.2(a) of this Agreement has been satisfied with respect to Targeted or Merger Sub, as applicable.

                     (ii) Each of Targeted and Merger Sub shall have provided Genovo with a certificate executed by its secretary, certifying:

                            (A)  resolutions duly adopted by the board of
directors of Targeted or Merger Sub, as applicable, authorizing the execution of this Agreement and the execution, performance and delivery of all agreements, documents and transactions contemplated by this Agreement; and

                            (B)  the incumbency of the officers of Targeted or
Merger Sub, as applicable, executing this Agreement and all agreements and documents contemplated by this Agreement.

               (c)   Legal Opinion. Genovo shall have received a legal opinion
                     -------------
from Orrick, in form and substance reasonably acceptable to Genovo and Targeted.

               (d)   Authorization. Genovo shall have received (i) a certificate
                     -------------
of the Secretary of State of the state of Washington certifying as of a date no more than three business days before the Effective Time that Targeted has filed all required reports and paid all required fees and, as of such date, is authorized to transact business as a domestic corporation, and (ii) a certificate or certificates of the Secretary of State of the state of Delaware and any applicable franchise tax authority of such state, certifying as of a date no more than three business days before the Effective Time that Merger Sub has filed all required reports, paid all required fees and taxes and, as of such date, is authorized to transact business as a domestic corporation.

               6.3   Conditions to the Obligations of Targeted and Merger Sub.
                     --------------------------------------------------------
The obligations of Targeted and Merger Sub to consummate the Merger shall be subject to the satisfaction (or written waiver by Targeted) of the following conditions:

               (a)   Representations, Warranties and Covenants.
                     -----------------------------------------

                     (i) Each of the representations and warranties of Genovo in this Agreement that are qualified as to materiality shall be true and correct, and those that are not so qualified shall be true and correct in all material respects, in each case on and as of the Effective Time as though such representation or warranty had been made on and as of such time (provided that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date), and

                     (ii) Genovo shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Effective Time.

               (b)   Certificates of Genovo.
                     ----------------------

                     (i) Genovo shall have provided Targeted with a certificate executed by its president to the effect that, as of the Effective Time, each of the conditions set forth in Section 6.3(a) of this Agreement has been satisfied.

                     (ii) Genovo shall have provided Targeted with a certificate executed by its secretary, certifying:

                            (A)  resolutions duly adopted by Genovo's board of
directors and Genovo Stockholders authorizing the execution of this Agreement and the execution, performance and delivery of all agreements, documents and transactions contemplated by this Agreement;

                            (B)  the certificate of incorporation and bylaws of
Genovo, as in effect immediately before the Effective Time, including all amendments to the certificate and bylaws; and

                            (C)  the incumbency of the officers of Genovo
executing this Agreement and all agreements and documents contemplated by this Agreement.

               (c)   Third-Party Consents. Genovo shall have furnished Targeted
                     --------------------
with evidence reasonably satisfactory to Targeted that Genovo has obtained those consents, waivers, approvals or authorizations of those Persons and Governmental Entities whose consent or approval are required in connection with the Merger, as set forth in Sections 5.2(a) and (e) of this Agreement.

               (d)   Legal Opinion. Targeted shall have received a legal opinion
                     -------------
from Weil, in form and substance reasonably acceptable to Targeted and Genovo.

               (e)   Lockup Agreement; Voting Agreement. Holders of at least 75%
                     ----------------------------------
of Genovo Capital Stock entitled to vote on the Merger, including Biogen, shall have executed and delivered a Voting Agreement to Targeted, and each Genovo Stockholder and Genovo Optionholder listed in Schedule 6.3(e) of the Genovo Disclosure Memorandum shall have executed and delivered a Lockup Agreement to Targeted.

               (f)   FIRPTA Certificate. Genovo shall have provided Targeted
                     ------------------
with a duly executed FIRPTA Notification Letter.

               (g)  Resignation of Directors and Officers. Targeted shall have
                    -------------------------------------
received letters of resignation from each of the directors and officers of Genovo in office immediately before the Effective Time, which resignations shall be effective as of the Effective Time.

               (h)  Biogen Agreements. Targeted, Genovo and Biogen, as
                    -----------------
applicable, shall have executed and delivered the Biogen Agreements.

               (i)  Wilson Consulting Agreement. Genovo shall have terminated
                    ---------------------------
the Consulting Agreement dated as of August 14, 1995, between Genovo and Wilson, and Wilson shall have executed and delivered the termination letter agreement from Wilson to Genovo, acknowledged and agreed by Genovo and Targeted, in the form attached to this Agreement as Exhibit K.
                                   ---------

               (j)  Aguiar Agreements. Genovo shall have terminated the
                    -----------------
employment letter agreement dated April 24, 1998, as amended July 9, 1999, between Dr. Eric Aguiar ("Aguiar") and Genovo, with no further obligation on the
                          ------
part of either Genovo or Aguiar under such letter agreements. Aguiar shall have executed and delivered the Employment and Consulting Agreement between Targeted and Aguiar, substantially in the form attached to this Agreement as Exhibit L,
                                                                    ---------
to be dated the date of the Closing.

               (k)  Key Employee Agreements. Each of Gary Kurtzman, Vaughn Himes
                    -----------------------
and A. Anders Brookes shall have executed an employment agreement among such employee, Targeted and Genovo, substantially in the form attached to this Agreement as Exhibit M, with each such agreement to be dated the date of the
             ---------
Closing.

               (l)  Dissenting Shares. No more than 7% of the shares of Genovo
                    -----------------
Capital Stock issued and outstanding immediately before the Effective Time shall be Dissenting Shares.

               (m)  Termination of Existing Registration Rights. Genovo shall
                    -------------------------------------------
have terminated the Registration Rights Agreement between Genovo and Biogen dated August 14, 1995 and the Registration Rights Agreement between Genovo and Genzyme dated August 30, 1999.

                                 ARTICLE SEVEN

          7.   Termination, Amendment and Waiver.
               ---------------------------------

               7.1  Termination. At any time before the Effective Time, whether
                    -----------
before or after approval of the matters presented in connection with the Merger by Genovo Stockholders, this Agreement may be terminated and the Merger may be abandoned:

               (a)  by mutual written consent of each of Targeted and Genovo;

               (b)  by either Targeted or Genovo, if:

                    (i) the Effective Time shall not have occurred on or before October 31, 2000 (or such later date as may be agreed upon in writing by the parties) (the "End Date"); provided, however, that if a request for
                   --------
additional information is received from a

Governmental Entity pursuant to the HSR Act, such date shall be extended to the 60/th/ day following acknowledgment by such Governmental Entity that Targeted, Genovo and Biogen have complied with such request, but in no event shall such date be later than December 31, 2000;

                    (ii) the required approval of Genovo Stockholders shall not have been obtained by reason of the failure to obtain the required vote upon a vote duly held at the Special Meeting or at any adjournment of the Special Meeting;

                    (iii) there shall be any applicable federal or state Law that makes consummation of the Merger illegal or otherwise prohibited or any court of competent jurisdiction or Governmental Entity shall have issued an order, decree, ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable, in either case so long as the terminating party has complied in all material respects with its obligations under Article Five of this Agreement; or

                    (iv) a tender offer or exchange offer for 10% or more of the outstanding shares of Genovo Capital Stock is commenced, and Genovo's board of directors, within 10 calendar days after such proposal is first received by Genovo or any of its officers, directors or agents, fails to recommend against acceptance of, or takes no position with respect to the acceptance of, such tender offer or exchange offer by Genovo Stockholders; or

                    (v) any Person shall have acquired beneficial ownership or the right to acquire beneficial ownership of, or any "group" (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated under the Exchange Act) shall have been formed which beneficially owns, or has the right to acquire beneficial ownership of, 10% or more of the then outstanding shares of Genovo Capital Stock (excluding for this purpose holdings of shares by persons or groups as currently reflected in filings with the SEC under Section 13(d) of the Exchange Act as of the date of this Agreement);

               (c)  by Genovo, if:

                    (i) Genovo receives an unsolicited Takeover Proposal that Genovo's board of directors has determined in good faith constitutes a Superior Proposal; provided that Genovo shall have given Targeted at least 48 hours notice of any termination pursuant to this subsection (c)(i) and shall have made the payment referred to in Section 7.3(b) of this Agreement;

                    (ii) Targeted shall have breached any of its representations, warranties, covenants or agreements, which breach (A) would give rise to the failure of a condition set forth in Section 6.2(a)(i) or (ii) of this Agreement and (B) shall not have been cured within 30 calendar days of receipt by Targeted of written notice of such breach, such that the conditions set forth in Section 6.2(a)(i) or (ii) would be incapable of being satisfied by the End Date; or

                    (iii) the board of directors of either Targeted or Merger Sub shall have withdrawn, or modified or changed in a manner adverse to Genovo, its approval of this

Agreement or the Merger (or resolves to do any of the foregoing), and Targeted or Merger Sub is at that time in breach of any of its representations, warranties or covenants under this Agreement;

               (d)  by Targeted, if:

                    (i) Genovo's board of directors shall have withdrawn or modified, or shall have resolved to withdraw or modify, its recommendation of this Agreement or the Merger in a manner adverse to Targeted, or Genovo's board of directors shall have recommended any Takeover Proposal with a Person other than Targeted or its subsidiaries;

                    (ii)   Genovo shall have breached any of its
representations, warranties or covenants or agreements, which breach (A) would give rise to the failure of a condition set forth in Section 6.3(a)(i) or (ii) of this Agreement and (B) shall not have been cured within 30 calendar days of receipt by Genovo of written notice of such breach, such that the conditions set forth in Section 6.3(a)(i) or (ii) would be incapable of being satisfied by the End Date; or

                    (iii) for any reason Genovo fails to call and hold the Special Meeting by October 31, 2000.

               (e) The party desiring to terminate this Agreement pursuant to subsections (b), (c) or (d) of this Section 7.1 shall give written notice of such termination to the other party in accordance with Section 9.2, specifying the provision of this Agreement pursuant to which such termination is effected. Notwithstanding anything else contained in this Agreement, (i) the right to terminate this Agreement under this Section 7.1 shall not be available to any party whose failure to fulfill its obligations or to comply with its covenants under this Agreement in all material respects has been the cause of, or resulted in, the failure to satisfy any condition to the obligations of either party under this Agreement, and (ii) no party that is in material breach of its obligations under this Agreement shall be entitled to any payment of any amount from the other party pursuant to Section 7.3(b) or 7.3(c), as applicable, of this Agreement.

               7.2  Effect of Termination.  In the event of termination of this
                    ---------------------
Agreement as provided in Section 7.1:

               (a) this Agreement shall become void and of no effect and there shall be no liability on the part of Targeted, Merger Sub or Genovo or their respective officers, directors, shareholders or affiliates, except that (i) the provisions of Section 5.4 (Confidentiality), Section 7.3 (Expenses and Termination Fees), this Section 7.2 and Article Nine shall remain in full force and effect and survive any termination of this Agreement; and

               (b) the Voting Agreement shall become void and of no effect and there shall be no liability on the part of any Genovo Stockholder executing the Voting Agreement.

               7.3  Expenses and Termination Fees.
                    -----------------------------

               (a) Except as otherwise provided by this Agreement, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement, including filing fees and the fees and expenses of advisors, accountants, legal counsel and financial printers, shall be paid by the party incurring such cost or expense.

               (b)  If this Agreement is terminated (A) by Genovo pursuant to
Section 7.1(c)(i) or by Targeted pursuant to Section 7.1(d)(iii) and a Superior Proposal is publicly announced at any time within six months after the date of such termination and completed within twelve months after the date of this Agreement or (B) by Targeted pursuant to Section 7.1(b)(iv) or (v) or 7.1(d)(i) or (ii) (each such case of termination, a "Trigger Event"), Genovo shall pay to
                                           -------------
Targeted (by wire transfer of immediately available funds not later than the date of termination of this Agreement) an amount equal to $1.5 million; provided that, in the case of termination by Targeted pursuant to Section 7.1(d)(iii), Targeted shall not be in breach of any of its representations, warranties, covenants or agreements. Receipt by Targeted of such payment shall constitute conclusive evidence that this Agreement has been validly terminated and upon payment of such amount Genovo shall be fully released and discharged from any liability or obligation resulting from or under this Agreement.

               (c) If Genovo shall terminate this Agreement pursuant to Section 7.1(c)(ii) or (iii), Targeted shall pay to Genovo (by wire transfer of immediately available funds not later than the date of termination of this Agreement) an amount equal to $1.5 million. Receipt by Genovo of such payment shall constitute conclusive evidence that this Agreement has been validly terminated and upon payment of such amount Targeted shall be fully released and discharged from any liability or obligation resulting from or under this Agreement.

               (d) Genovo and Targeted acknowledge that the agreements contained in subsections(b) and (c) of this Section 7.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Targeted, Merger Sub and Genovo, as the case may be, would not have entered into this Agreement. Accordingly, if Genovo fails to promptly pay the amount due pursuant to subsection (b) or Targeted fails to pay promptly the amount due pursuant to subsection (c) and, in order to obtain such payment, Targeted or Genovo, as the case may be, commences a suit that results in a judgment against Genovo or Targeted for the fee set forth in this Section 7.3, Genovo shall pay to Targeted, or Targeted shall pay to Genovo, as the case may be, such prevailing party's costs and expenses (including attorney's fees) in connection with such suit, together with interest from the date of termination of this Agreement on the amount owed. Such interest shall accrue at the prime rate of Citibank, N.A. in effect from time to time during such period plus two percent.

               7.4  Amendment. The boards of directors of the parties may cause
                    ---------
this Agreement to be amended at any time by execution of an instrument in writing signed on behalf of each of the parties; provided, however, that an amendment made after approval of the Agreement by the Genovo Stockholders or Merger Sub shall not (a) alter or change the amount of Merger Consideration, (b) alter or change any term of the certificate of incorporation of the Surviving Corporation to be effected by the Merger, (c) alter or change any of the terms and conditions of the Agreement if such alteration or change would adversely affect Genovo Stockholders or Merger Sub or (d) be made if applicable Law requires that such amendment be further approved by the Genovo Stockholders.

               7.5  Extension; Waiver. At any time before the Effective Time any
                    -----------------
party may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties; (b) waive any inaccuracies in the representations and warranties made to such party contained in this Agreement or in any document delivered pursuant to this Agreement; and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

                                 ARTICLE EIGHT

          8.   Escrow and Indemnification.
               --------------------------

               8.1  Survival of Representations and Warranties. All covenants to
                    ------------------------------------------
be performed before the Effective Time and all representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the consummation of the Merger, unless otherwise waived in accordance with the terms of this Agreement, and shall expire 18 months after the Effective Date (the "Escrow Termination Date"); provided, however, that (a) any claim
           -----------------------
asserted in writing before the Escrow Termination Date that is identified in reasonable detail as a claim for indemnification pursuant to this Article Eight shall survive until finally resolved and satisfied in full, if the party entitled to indemnification prevails in establishing its right to indemnification and (b) any claim that is based upon fraud or intentional misrepresentation asserted in writing before the Escrow Termination Date shall survive for the full period of the applicable statute of limitations, until finally resolved and satisfied in full, if the party entitled to indemnification prevails in establishing its right to indemnification.

               8.2  Indemnification by Genovo Stockholders.
                    --------------------------------------

               (a)  Indemnified Damages. Subject to the limitations set forth in
                    -------------------
this Article Eight, from and after the Effective Time, the Genovo Stockholders shall protect, defend, indemnify and hold harmless Targeted and the Surviving Corporation and their respective officers, directors, employees and shareholders (each of Targeted, the Surviving Corporation and each of the foregoing persons or entities, an "Indemnified Person") from and against any and all claims,
                 ------------------
liabilities, losses, damages, judgments, fines, penalties, amounts paid in settlement or compromise, cost or expense, including reasonable fees and expenses of legal counsel (any of these, "Damages"), that any of the Indemnified
                                          -------
Persons incurs by reason of or in connection with (i) any claim, demand, action, proceeding or cause of action arising on or before the Escrow Termination Date
(A) alleging material misrepresentation in, breach of or default in connection with, any of the representations, warranties, covenants or agreements of Genovo contained in this Agreement, or (B) arising from or in connection with the Ornithine Transcarbamylase Deficiency clinical trial conducted by the University of Pennsylvania (IND number 6624) (the "University of Pennsylvania OTD Trial"),
                                        ------------------------------------
(ii) one-half of any Excess Payments (as defined and as provided in Section 1.6(f)(iii) of this Agreement) and (iii) any Registration Statement Loss (as defined in Section 5.19(f) of this Agreement). In addition, the Genovo Stockholders shall protect, indemnify and hold harmless the Indemnified Persons, to the extent provided in this Agreement and the Escrow Agreement, in the event that the University of Pennsylvania Amendment (as defined in Section 8.11 of this Agreement) fails to satisfy certain conditions described in Section 8.11 of this Agreement. Damages in each case shall be net of the amount of any insurance proceeds and indemnity and contribution actually recovered by the Indemnified Persons.

     (b)  Exclusive Remedy and Limitations.  Any transfer of Indemnification
          --------------------------------
Escrow Shares or Penn Escrow Shares (as defined in Section 8.4(b) and Section 8.4(a), respectively, of this Agreement) to an Indemnified Party out of the Escrow Fund pursuant to the provisions of this Article Eight shall be treated by the parties as an adjustment to the Merger Consideration payable in connection with the Merger. After the Closing, resort to the Indemnification Escrow Shares shall be the sole and exclusive remedy and method of recourse of the Indemnified Persons for breach of this Agreement and any Damages described in clauses (i),
(ii) and (iii) of Section 8.2(a), and resort to the Penn Escrow Shares shall be the sole and exclusive remedy and method of recourse of the Indemnified Persons for Damages directly relating to the amended provisions of the University of Pennsylvania Amendment, as provided in Section 8.11 of this Agreement.

     8.3  Damages Threshold.  Notwithstanding the foregoing, except as
          -----------------
provided in Section 4(b)(v) of the Escrow Agreement, Targeted may not claim any amount of the Indemnification Escrow Shares from the Escrow Fund unless and until a certificate signed by an officer of Targeted (an "Officer's
                                                          ---------
Certificate") identifying Damages in the aggregate amount in excess of $200,000
-----------
has been delivered to the Stockholders' Representative. If such amount is determined pursuant to this Article Eight to be payable, Targeted shall receive Indemnification Escrow Shares equal in value only to the full amount of such Damages. For purposes of determining the number of Indemnification Escrow Shares to be received by Targeted from the Escrow Fund pursuant to the terms of this Article Eight, each Indemnification Escrow Share shall have a value equal to the Merger Price (as defined in Section 1.6(g) of this Agreement).

     8.4  Escrow Fund; Escrow Agreement.
          -----------------------------

     (a) As soon as practicable after the Effective Time, 1,095,849 shares of the Targeted Common Stock that the Genovo Stockholders are entitled to receive at the Effective Time (or such greater number of shares as shall be set forth on the amended Escrow Allocation Schedule described below, as a result of the exercise of Genovo Stock Options before the Effective Time), of which 486,849 shares shall constitute the "Initial Escrow Shares" and 609,000 shares shall
                             ---------------------
constitute the "Penn Escrow Shares," shall, without any act of any Genovo
                ------------------
Stockholder or the Stockholders' Representative, be issued in the name of the Genovo Stockholders, on a pro rata basis according to the Merger Consideration to be received by each such Genovo Stockholder at the Effective Time, and deposited with such institution as is selected by Targeted (with the reasonable consent of Genovo) to be escrow agent (the "Escrow Agent"). In addition, 11% of
                                            ------------
any shares that the holders of Genovo Common Stock receive as Contingent Merger Consideration pursuant to Section 1.6(h) of this Agreement (the "Option Escrow
                                                                 -------------
Shares" and, together with the Initial Escrow Shares, the Penn Escrow Shares and
------
the New Shares (as defined in Section 8.6(a) of this Agreement), the "Escrow
                                                                      ------
Shares") shall be deposited in the Escrow Fund.  The Escrow Shares shall
------
constitute the "Escrow Fund."  Except as provided in
                -----------

Section 8.9 of this Agreement and in accordance with the provisions of the Escrow Agreement and this Article Eight, the Indemnification Escrow Shares shall be available solely to secure the indemnification obligations of the Genovo Stockholders under Section 8.2(a)(i), (ii) and (iii) of this Agreement, and the Penn Escrow Shares shall be available solely to secure the indemnification obligations of the Genovo Stockholders under Section 8.11 of this Agreement. The escrow allocation schedule attached as Exhibit N to this Agreement (the "Escrow
                                       ---------                         ------
Allocation Schedule"), which Escrow Allocation Schedule shall be amended, if
-------------------
necessary, as of the second business day preceding the Closing, sets forth the number of shares to be initially deposited in the Escrow Fund on behalf of each Genovo Stockholder as Initial Escrow Shares and as Penn Escrow Shares. The Targeted Common Stock held in the Escrow Fund shall be beneficially owned, as of the time of issuance of such shares, by the Genovo Stockholders on whose behalf such Escrow Shares were deposited in the Escrow Fund. Notwithstanding anything to the contrary in this Agreement, no shares of Targeted Common Stock issued to Genzyme upon the exercise of the Genzyme Options or issued to any Genovo Optionholder pursuant to the exercise of any Roll-Over Option or as Contingent Merger Consideration pursuant to Section 1.6(h) of this Agreement shall be subject to deposit in the Escrow Fund or the terms and conditions of the Escrow Agreement or Article Eight of this Agreement.

     (b) As of the Effective Time (in the case of the Initial Escrow Shares and the Penn Escrow Shares) or the time of issuance (in the case of the Option Escrow Shares and the New Shares), the Escrow Shares shall be deemed to be pledged by the Genovo Stockholders to Targeted, and shall be held by the Escrow Agent on behalf of Targeted pursuant to the terms and conditions of this Agreement and the Escrow Agreement. Genovo shall deliver to Targeted at the Closing or at the time of issuance, as the case may be, appropriate stock powers from the Genovo Stockholders endorsed in blank and such documentation as Targeted may reasonably request to carry out the purposes of this Article Eight. So long as any Initial Escrow Shares, Option Escrow Shares or any New Shares issued or distributed with respect to such Initial Escrow Shares or Option Escrow Shares (collectively, the "Indemnification Escrow Shares") or any Penn
                                  -----------------------------
Escrow Shares or New Shares issued with respect to such Penn Escrow Shares are held by the Escrow Agent under this Agreement and the Escrow Agreement, Targeted shall have, and the Genovo Stockholders shall grant to Targeted at the Closing, effective as of the Effective Time or at the time of issuance, as the case may be, a perfected, first-priority security interest in such Escrow Shares (subordinate only to the security interests of the Stockholders' Representative and the Escrow Agent, as described in Sections 7 and 9(f), respectively, of the Escrow Agreement) to secure payment of amounts payable by such Genovo Stockholders with respect to indemnification claims made pursuant to the terms and conditions of this Article Eight.

     8.5  Escrow Period.  Subject to the provisions of this Section 8.5, the
          -------------
Escrow Shares shall remain in the Escrow Fund, which shall remain in existence until the Escrow Termination Date (the "Escrow Period"). Upon the expiration of
                                        -------------
the Escrow Period, the Escrow Fund shall terminate with respect to all remaining Escrow Shares and the Escrow Agent shall deliver all such Escrow Shares to the Genovo Stockholders; provided, however, that (a) the Escrow Agent shall release the number of Penn Escrow Shares that Targeted and the Stockholders' Representative agree to release from the Escrow Fund pursuant to Section 8.11 of this Agreement as soon as practicable after such agreement and (b) the number of Indemnification Escrow Shares (including any New Shares issued with respect to such shares) that, in the reasonable judgment of Targeted, subject to the objection of the Stockholders'

Representative and the subsequent arbitration of the claim in accordance with
Section 4(e) of the Escrow Agreement, is necessary to satisfy any unsatisfied claims, if any, specified in any Officer's Certificate delivered to the Escrow Agent before the expiration of the Escrow Period with respect to facts and circumstances existing on or before the Escrow Termination Date shall remain in the Escrow Fund (and the Escrow Fund shall remain in existence) until such claims have been resolved. As soon as all such claims have been resolved, the Escrow Agent shall deliver to the Genovo Stockholders all Indemnification Escrow Shares remaining in the Escrow Fund that are not required to satisfy such claims. Deliveries of Escrow Shares to the Genovo Stockholders pursuant to this
Section 8.5 shall be made in accordance with each Genovo Stockholder's proportionate interest in the Escrow Fund, as determined in accordance with
Section 3(b) of the Escrow Agreement.

     8.6  Distributions; Voting.
          ---------------------

     (a) Any shares of Targeted Common Stock or other equity securities issued or distributed by Targeted (including shares issued upon a stock split) with respect to the Indemnification Escrow Shares or Penn Escrow Shares that have not been released from the Escrow Fund (the "New Shares") shall be added to the
                                         ----------
Escrow Fund and become a part of the Indemnification Escrow Shares or Penn Escrow Shares, respectively. When and if cash dividends on Indemnification Escrow Shares or Penn Escrow Shares in the Escrow Fund shall be declared and paid, they shall be distributed to the beneficial owners of such shares on the applicable distribution date. Such dividends will not become part of the Escrow Fund and will not be available to satisfy Damages. The beneficial owners of such shares shall pay any taxes on such dividends.

     (b) Each Genovo Stockholder shall possess voting rights with respect to that number of Indemnification Escrow Shares or Penn Escrow Shares issued to and deposited in the Escrow Fund on behalf of such Genovo Stockholder (and on any voting securities added to the Escrow Fund with respect to such shares), so long as such shares or other voting securities are held in the Escrow Fund. Targeted shall promptly deliver to the Escrow Agent, and the Escrow Agent shall promptly deliver to Genovo Stockholder, copies of all proxy solicitation materials.

     (c) Targeted shall show the Targeted Common Stock contributed to the Escrow Fund as issued and outstanding on its balance sheet.

     8.7  Method of Asserting Claims; Resolution of Conflicts.  All claims for
          ---------------------------------------------------
indemnification by Targeted, the Surviving Corporation or any other Indemnified Person pursuant to this Article Eight shall be made in accordance with the provisions of the Escrow Agreement, and any conflicts with respect to the subject matter of this Article Eight (except for the provisions set forth in subsection (b) of Section 8.10 of this Agreement) shall be resolved in accordance with the provisions of the Escrow Agreement.

     8.8  Stockholders' Representative; Power of Attorney.  Upon the approval
          -----------------------------------------------
of this Agreement and the Merger by the requisite number of Genovo Stockholders, effective upon each such vote, and without further act of any Genovo Stockholder, Biogen shall be appointed as agent and attorney-in-fact (the "Stockholders' Representative") for each Genovo Stockholder (except such
-----------------------------
Dissenting Holders, if any, as shall have perfected their appraisal rights under the DGCL), for and on behalf of Genovo Stockholders, to (a) execute and deliver the Escrow Agreement; (b) give and receive notices and communications on behalf of Genovo Stockholders; (c) negotiate with Targeted with respect to the specific terms sought to be modified in the University of Pennsylvania Amendment, whether the conditions agreed to with respect to such terms have been satisfied and the release of the Penn Escrow Shares; (d) authorize the transfer to Targeted of the Indemnification Escrow Shares from the Escrow Fund in satisfaction of claims by Targeted or any other Indemnified Person or the transfer to Targeted of the Penn Escrow Shares from the Escrow Fund in accordance with Section 8.11 of this Agreement; (e) object to such deliveries;
(f) agree to, negotiate, enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to, claims by Targeted or any other Indemnified Person; and (g) take all actions necessary or appropriate in the judgment of the Stockholders' Representative for the accomplishment of the foregoing.

     8.9   Adjustment to Escrow.  In the event that Targeted pays out any
           --------------------
amounts to Dissenting Holders with respect to Dissenting Shares, the Indemnification Escrow Shares and Penn Escrow Shares shall be automatically reduced by the number of Indemnification Escrow Shares and Penn Escrow Shares allocable to such Dissenting Shares, pursuant to Section 1.6(f) of this Agreement. Upon certification by Targeted to the Escrow Agent of such event, the Indemnification Escrow Shares and Penn Escrow Shares (and any New Shares issued with respect to such shares) allocable to such Damages shall be promptly transferred to Targeted. For purposes of this Section 8.9, each Indemnification Escrow Share and Penn Escrow Share shall have a value equal to the Merger Price.

     8.10  Third-Party Claims.
           ------------------

     (a) In the event an Indemnified Person becomes aware of a third-party claim that Targeted or such Indemnified Person believes may result in a demand against the Indemnification Escrow Shares, Targeted shall notify the Stockholders' Representative of such claim; provided, however, that failure to so notify the Stockholders' Representative shall not relieve the Genovo Stockholders from any liability they have under this Article Eight or the Escrow Agreement with respect to such third-party claim, except to the extent the Stockholders' Representative demonstrates that the indemnifying party's ability to resolve such third-party claim is adversely affected by Targeted's failure to notify. That number of Indemnification Escrow Shares that, in the reasonable judgment of Targeted, subject to the objection of the Stockholders' Representative and the subsequent arbitration of the claim in accordance with
Section 4(e) of the Escrow Agreement, would be necessary to satisfy a claim for indemnification with respect to such third-party claim, if such third-party claim were to be determined in a matter adverse to the Indemnified Person and the Indemnified Person were to prevail in establishing its right to indemnification, shall remain in the Escrow Fund until such third-party claim and claim for indemnification have been resolved, subject to the provisions of Sections 8.2 and 8.3 of this Agreement.

     (b) Within 10 days of receipt of such notice of a third-party claim, the Stockholders' Representative shall be entitled to elect to participate in the defense of such claim and, to the extent that the Stockholders' Representative so desires (unless any Genovo Stockholder is also party to such claim and either of the Indemnified Party or Targeted determines in good faith that joint representation would be inappropriate), to assume the defense of such claim; provided that (i) the participation in or defense of such claim by the Stockholders' Representative shall be at the sole cost and expense of the Genovo Stockholders, as provided in Section 5(b) of the Escrow Agreement; (ii) the Stockholders' Representative shall not be entitled to assume defense of such claim without Targeted's written approval of legal counsel for such defense (which consent shall not be unreasonably withheld or delayed); (iii) the assumption of the defense of such claim shall conclusively establish that such claim is within the scope of and subject to indemnification by the Genovo Stockholders; and (iv) no compromise or settlement of such claim may be effected by the Stockholders' Representative without the prior written consent of the Indemnified Party and Targeted unless (A) there is no finding or admission of any violation of Law or any violation of the rights of any Person and no effect on any claims that may be made against the Indemnified Person or Targeted, (B) the sole relief provided is monetary damages that are paid in full by the Genovo Stockholders; and (C) neither the Indemnified Person nor Targeted will have any liability with respect to any compromise or settlement of such claim without its consent. In all other cases, Targeted shall have the right in its discretion to defend, compromise or settle any such claim; provided, however, that Targeted shall not settle such claim without the consent of the Stockholders' Representative (which consent shall not be unreasonably withheld or delayed). If the Stockholders' Representative consents in writing to any such settlement, the Stockholders' Representative shall have no power or authority to object under any provision of this Article Eight or the Escrow Agreement to the amount of any claim by Targeted against the Indemnification Escrow Shares consistent with such settlement. Notwithstanding the foregoing, if an Indemnified Person or Targeted determines in good faith that there is a reasonable probability that a claim or a compromise, settlement or adjudication of a claim may have a Material Adverse Effect on Targeted or any affiliate of Targeted, other than as a result of monetary damages for which it would be entitled to indemnification under this Article Eight or the Escrow Agreement, such Indemnified Person or Targeted may, by notice to the Stockholders' Representative, assume the exclusive right to defend, compromise, or settle such claim.

     8.11  University of Pennsylvania Amendment.  The Penn Escrow Shares shall
           ------------------------------------
be held in escrow solely to secure the Genovo Stockholders' obligation to indemnify Targeted in the event that the amendment (the "University of
                                                         -------------
Pennsylvania Amendment") of the License Agreement Additional Fields and the
----------------------
License Agreement Lung and Liver Fields, each effective as of June 30, 1995, between Genovo and the Trustees of the University of Pennsylvania, attached to this Agreement as Exhibits O-1 and O-2, fails to satisfy certain conditions to
                  ------------     ---
be established by Targeted and the Stockholders' Representative as provided in this Section 8.11. In the event that Genovo and the University of Pennsylvania fail to execute the University of Pennsylvania Amendment on or before the Escrow Termination Date, the Penn Escrow Shares shall be released from the Escrow Fund and distributed to the Genovo Stockholders in accordance with the provisions of this Section 8.11 and Section 4(e) of the Escrow Agreement:

     (a) The number of Penn Escrow Shares to be released from the Escrow Fund (which number shall not exceed 609,000 shares of Targeted Common Stock deposited into the Escrow Fund on the Effective Date and any New Shares issued after the Effective Date with respect to such Penn Escrow Shares) shall be determined by mutual agreement between Targeted and the Stockholders' Representative after good-faith negotiation, and shall be based on the extent to which the University of Pennsylvania Amendment meets certain conditions to which

Targeted and the Stockholders' Representative shall have previously agreed with respect to revisions of specified terms of such license agreements. The conditions shall include a modification in the definition and number of fields to which the licenses apply, changes to the diligence requirements necessary to maintain the license, the addition of stacking provisions to allow a reduction of royalties when royalties are payable to multiple third parties, a reduction of maintenance fees, a modification to the amount of royalties payable on products and a clarification of the terms of payment of non-royalty based sublicensee income. Before the Closing, Targeted and the Stockholders' Representative shall agree (the "Targeted-Stockholders' Representative
                                 -------------------------------------
Agreement") on the specific terms of the University of Pennsylvania license
---------
agreements sought to be modified and the maximum number of Penn Escrow Shares that shall be attributable to each corresponding term in the University of Pennsylvania Amendment.

     (b) Targeted and the Stockholders' Representative shall negotiate in good faith to determine the number of Penn Escrow Shares to be released from the Escrow Fund, as provided in Section 4(e)(i) of the Escrow Agreement and this
Section 8.11. In accordance with the provisions of such Section 4(e)(ii), the Escrow Agent shall distribute from the Escrow Fund (i) to the Genovo Stockholders, the number of Penn Escrow Shares to which such Genovo Stockholders are entitled, as agreed between Targeted and the Stockholders' Representative, and (ii) to Targeted, as Damages, the number of Penn Escrow Shares equal to the difference obtained by subtracting the number of Penn Escrow Shares to be released to the Genovo Stockholders pursuant to such Section 4(e)(ii) from 609,000 (or such greater amount reflecting the inclusion of any New Shares issued with respect to the Penn Escrow Shares).

     (c) In the event that Genovo and the University of Pennsylvania do not execute the University of Pennsylvania Amendment on or before the Escrow Termination Date, the Escrow Agent shall transfer to Targeted, as Damages, all of the Penn Escrow Shares (and any New Shares issued with respect to the Penn Escrow Shares) out of the Escrow Fund.

                                 ARTICLE NINE

  9. General Provisions.
     ------------------

     9.1   Expenses.  Subject to the provisions of Section 7.3 of this
           --------
Agreement, each party shall pay its own expenses and fees related directly to the negotiation, preparation and execution of this Agreement (including legal and accounting fees and expenses), and such fees and expenses of Genovo shall be paid on or before the Effective Time; provided, however, that if Genovo's expenses and fees exceed $600,000, not including any fees paid by Genovo to the Genovo Financial Advisor or on behalf of Biogen or Genzyme, the number of shares of Targeted Common Stock to be issued as Merger Consideration shall be reduced by that number of shares equal to (a) the dollar amount by which such expenses and fees exceed $600,000 divided by (b) the Merger Price.

     9.2   Notices.  Any notice, request or other communication required or
           -------
permitted by this Agreement shall be in writing and shall be deemed effective
(a) upon receipt, (b) when delivered personally or by courier, overnight delivery service or confirmed facsimile, or (c) three days after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number set forth below or as subsequently modified by written notice from such party:

     (i)       if to Targeted or Merger Sub, to:

               Targeted Genetics Corporation
               1100 Olive Way, Suite 100
               Seattle, WA 98101
               Attention:  James A. Johnson
               Facsimile No.: (206) 623-7064
               Telephone No.: (206) 623-7612

                    with a copy to:

                    Orrick, Herrington & Sutcliffe LLP
                    701 Fifth Avenue, Suite 6500
                    Seattle, WA 98104
                    Attention:  Stephen M. Graham
                    Facsimile No.: (206) 839-4301
                    Telephone No.: (206) 839-4300

     (ii)      if to Genovo, to:

               Genovo, Inc.
               516 Elmwood Avenue
               Sharon Hill, PA 19079
               Attention:  Dr. Eric Aguiar
               Facsimile No.: (610) 522-8548
               Telephone No.: (610) 522-8500

                    with a copy to:

                    Weil, Gotshal & Manges LLP
                    767 Fifth Avenue
                    New York, NY 10153
                    Attention: Stephen E. Jacobs
                          S. Wade Angus
                    Facsimile No.: (212) 310-8007
                    Telephone No.: (212) 310-8000

     (iii)     if to Biogen, to:

               Biogen, Inc.
               14 Cambridge Center
               Cambridge, MA 02142
               Attention:  John G. Conley
               Facsimile No.: (617) 679-2617
               Telephone No.: (617) 679-2000

                    with a copy to:

                    Mintz Levin Cohn Ferris Glovsky and Popeo PC
                    One Financial Center
                    Boston, MA 02111
                    Attention:  Peter Lawrence
                    Facsimile No.: (617) 542-2241
                    Telephone No.: (617) 542-6000

     (iv)      if to the Stockholder Representative, to:

               Biogen, Inc.
               14 Cambridge Center
               Cambridge, MA 02142
               Attention:  General Counsel
               Facsimile No.: (617) 679-2617
               Telephone No.: (617) 679-2000

                    with a copy to:
                    Mintz Levin Cohn Ferris Glovsky and Popeo PC
                    One Financial Center
                    Boston, MA 02111
                    Attention:  Peter Lawrence
                    Facsimile No.: (617) 542-2241
                    Telephone No.: (617) 542-6000

     9.3       Headings. The table of contents and headings contained in this
               --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.4       Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     9.5       Entire Agreement; Nonassignability; Parties in Interest.  This
               -------------------------------------------------------
Agreement and the documents and instruments and other agreements specifically referred to in this Agreement or delivered pursuant to this Agreement, including the Exhibits, the Schedules, including the Genovo Disclosure Memorandum and the Targeted Disclosure Memorandum (a) constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement (except for the Confidentiality Agreement, which shall continue in full force and effect) and shall survive any termination of this Agreement or the Closing, in accordance with its terms; (b) are not intended to confer upon any other person any rights or remedies under this Agreement, except as set forth in Sections 1.6(a)-(c) and
(g), 1.7. 1.8, 1.12, 5.13 and 5.14 (as to Genovo Stockholders) of this Agreement; and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties to this Agreement (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     9.6    Severability.  If one or more provisions of this Agreement are held
            ------------
to be unenforceable under applicable Law, the parties agree to renegotiate such provision in good faith, so as to effect as closely as possible the original intent of the parties with respect to the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

     9.7    Remedies Cumulative.  Except as otherwise provided in this
            -------------------
Agreement, any and all remedies in this Agreement expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred by this Agreement, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

     9.8    Governing Law.  This Agreement and all acts and transactions
            -------------
pursuant to this Agreement and the rights and obligations of the parties to this Agreement shall be governed, construed and interpreted in accordance with the Laws of the state of Delaware, without giving effect to principles of conflicts of law. Each of the parties to this Agreement consents to the exclusive jurisdiction and venue of the state and federal courts of the state of New York.

     9.9    Rules of Construction.  The parties to this Agreement agree that
            ---------------------
they have been represented by counsel during the negotiation, preparation and execution of this Agreement and therefore waive the application of any Law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

     9.10   Amendments and Waivers.  Any term of this Agreement may be amended
            ----------------------
or waived only with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 9.10 shall be binding upon the parties and their respective successors and assigns.

     9.11   Specific Performance.  The parties to this Agreement agree that
            --------------------
irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms of this Agreement and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court of the state of New York, in addition to any other remedy to which they are entitled at law or in equity.

     9.12   Joint and Several Liability.  Targeted and Merger Sub agree that
            ---------------------------
they shall be jointly and severally liable for all covenants, agreements, obligations and representations and warranties made by either of them in this Agreement.

     9.13   Interpretation.  Any reference in this Agreement to an article or
            --------------
section shall be to an article or section of this Agreement unless otherwise indicated. The words "include," "includes" or "including" in this Agreement shall be deemed to be followed by the words "without limitation." The phrases "in this Agreement," "of this Agreement" and "under this Agreement" and similar phrases shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. All terms defined in this Agreement shall have the same defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement unless otherwise defined in the certificate or other document. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.


                           [Signature Page Follows]

     IN WITNESS WHEREOF, Genovo, Targeted, Merger Sub and Biogen have executed this Agreement as of the date first written above.

                              GENOVO, INC.

                              By: /s/ Eric Aguiar
                                  ----------------
                                  Name:  Eric Aguiar
                                  Title: CEO

                              TARGETED GENETICS CORPORATION


                              By: /s/ H. Stewart Parker
                                  ----------------------
                                  Name:  H Stewart Parker
                                  Title: President & CEO

                              TGC ACQUISITION CORPORATION


                              By: /s/ H. Stewart Parker
                                  ----------------------
                                  Name:  H Stewart Parker
                                  Title: President

                              BIOGEN, INC.


                              By: /s/ James C. Mullen
                                  -------------------
                                  Name:  James C. Mullen
                                  Title: President